UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06336
                                   ---------

                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                     --------------------------------------
              (Exact name of registrant as specified in charter)

               ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1960
               (Address of principal executive offices) (Zip code)

      MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
      -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000)
                                                    ---------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 4/30/05
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.

                                 [PHOTO OMITTED]

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                                                    APRIL 30, 2005
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                                                  A series of Franklin Templeton
                                                  International Trust

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  SEMIANNUAL REPORT AND SHAREHOLDER LETTER      |   INTERNATIONAL
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
            TEMPLETON FOREIGN
          SMALLER COMPANIES FUND                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                     [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                                FRANKLIN TEMPLETON INVESTMENTS

                                GAIN FROM OUR PERSPECTIVE

                                Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE           Each of our portfolio management groups operates
                                autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, it offers investors the broadest global reach in the industry with offices in over 25 countries.

                                MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION            Because our management groups work independently
                                and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST       At Franklin Templeton Investments, we seek to
                                consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

                               CONTENTS

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton Foreign Smaller
Companies Fund ............................................................    4

Performance Summary .......................................................   10

Your Fund's Expenses ......................................................   13

Financial Highlights and Statement of Investments .........................   15

Financial Statements ......................................................   24

Notes to Financial Statements .............................................   28

Shareholder Information ...................................................   37

--------------------------------------------------------------------------------

SEMIANNUAL REPORT

TEMPLETON FOREIGN SMALLER
COMPANIES FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Foreign Smaller Companies Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of smaller companies -- generally those with market capitalizations of less than $2 billion at the time of purchase -- located outside the United States, including emerging markets.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Templeton Foreign Smaller Companies Fund covers the period ended April 30, 2005.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Foreign Smaller Companies Fund - Class A posted a +8.34% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, which posted an 8.95% total return for the same period.(1) The Fund also underperformed the S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index, a more relevant index that had a 13.68% cumulative total return over the reporting period.(2) Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

(1) Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

(2) Source: Standard & Poor's Micropal. The S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of global developed market equity securities excluding the U.S., with market capitalizations less than $2 billion.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


4 | Semiannual Report

ECONOMIC AND MARKET OVERVIEW

During the six months ended April 30, 2005, the global economy continued to grow. In 2004, the gross domestic products (GDPs) of the U.S. and China, the main drivers of the ensuing global economic recovery, grew 4.4% and 9.5%, respectively.(3) However, growth appeared to slow somewhat toward the end of the reporting period. Although global inflation remained subdued and interest rates were still considered low on a historical basis, commodity prices and interest rates have trended higher for some time and appeared to have contributed to a slower pace of global growth over the past few months. U.S. GDP grew at an annualized rate of 3.5% in the first quarter of 2005.

Over the six-month reporting period, the Reuters CRB Index, which tracks commodity prices, rose almost 7%, after gaining 9% in 2003 and 11% in 2004.(4) Oil prices were volatile as the price per barrel rose to a high of $57.27 in April, but ended the period at $49.72.(5)

The U.S. Federal Reserve Board (Fed) raised the federal funds target rate from 1.75% to 2.75% during the period. Even at this level, U.S. short-term rates remained historically low and accommodative, according to the Fed. However, the world's equity markets appeared cautious overall. They were concerned that after a period of strong corporate profit growth (the U.S.-led economic recovery is now more than three years old), a decelerating trend might emerge over the next few quarters. They also perceived inflation as a threat because it might lead to steeper rate increases that could, in turn, dampen economic growth and corporate earnings. Despite the cautionary mood, most local stock market indexes delivered positive returns during the reporting period.

Absent during this period, however, was the strong boost to returns that occurred in prior periods from the conversion into the U.S. dollar of securities denominated in foreign currencies. This had resulted from the U.S. dollar's protracted decline in value versus most other currencies over the past couple of

(3) Sources: U.S. Bureau of Economic Analysis; National Bureau of Statistics of China.

(4) Source: Commodity Research Bureau. The CRB Index is an unweighted geometric average of 17 commodity price levels commonly used to gauge the effects of inflation.

(5)   Source: Bloomberg Energy/Commodity Service.


                                                           Semiannual Report | 5

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 4/30/05

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

Asia                                             41.8%

Europe                                           31.6%

North America                                    11.5%

Australia & New Zealand                           6.0%

Latin America                                     1.7%

Middle East & Africa                              0.5%

Short-Term Investments & Other Net Assets         6.9%

years. During the reporting period, the U.S. dollar's declines were relatively modest: 4.1% versus the British pound, 1.2% versus the yen, and 1.5% versus the euro.(6)

For the six months ended April 30, 2005, the MSCI EAFE Index's total return was 8.95% in U.S. dollars and 6.61% in the local currencies of this index's constituents.(1) For the same period, the Standard & Poor's 500 Composite Index's (S&P 500's) total return was 3.28% in U.S. dollars.(7) Non-U.S. equity market performance attracted significant inflows into non-U.S. equities, as evidenced by the year-to-date net inflow of $19.1 billion into mutual funds that invest in international equities.(8)

INVESTMENT STRATEGY

We take a long-term, value-oriented approach to investing. We focus our analysis primarily at the company level; we seek to identify when a company's value on the stock exchange is substantially below our estimate of the company's underlying worth -- also known as its "intrinsic value." Our analysts determine the intrinsic value of a company first by understanding the company and the industry in which it operates, and then by forecasting future earnings and cash flow growth potential. We look to invest in those companies selling at the lowest level relative to our expectations for future earnings and cash flow. We are patient investors; our typical holding period is four to five years.

(6)   Source: Compustat.

(7) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for their market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(8)   Source: ISI Group, PORTFOLIO STRATEGY REPORT, 4/29/05.


6 | Semiannual Report

MANAGER'S DISCUSSION

Several Fund holdings performed well during the six months under review. ISS, based in Denmark, is the world's largest cleaning company and provides maintenance and cleaning services to corporate customers located predominantly in Europe. We initially purchased shares of ISS because we believed the company had opportunities to expand into higher-margin services such as pest control and intra-day washroom cleaning, which may improve the company's long-term earnings power. We also found the company's valuation relative to its industry peer group attractive. In addition, ISS's strong cash flow generation suggested high quality earnings. The stock performed well following an announced acquisition of ISS at a premium to its intrinsic value.

Aalberts Industries, a Dutch-based engineering group, manufactures high-grade industrial products. As the leading supplier to many European industrial companies, Aalberts benefited from Europe's improving economic conditions. In line with our strategy, we considered the company attractive because of its outstanding track record of identifying acquisitions that add value. We believe this trend may continue because of fragmentation of the market in which the company operates. Aalberts' shares appreciated strongly and aided Fund performance during the period. We continued to hold its shares based on their relatively low valuation.

Also performing well during the period was Novar. This British company offers building security systems, aluminum products, and security printing services. The company had appeared an attractive investment to us because of its low valuation coupled with strong market positions in many of its products. We also were attracted to the company's relatively high dividend yield of nearly 8% at the end of 2004. The company performed well during the period as Honeywell International, a large American multinational, agreed to purchase Novar as a way to expand into building security and fire safety systems. Due to the sharp stock price increase accompanying news of the takeover offer, we sold our position in Novar by period-end.

TOP 10 SECTORS/INDUSTRIES
4/30/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Commercial Services & Supplies                                             10.2%
--------------------------------------------------------------------------------
Commercial Banks                                                            5.8%
--------------------------------------------------------------------------------
Electronic Equipment & Instruments                                          5.0%
--------------------------------------------------------------------------------
Machinery                                                                   4.9%
--------------------------------------------------------------------------------
Household Durables                                                          4.5%
--------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                                            4.4%
--------------------------------------------------------------------------------
Energy Equipment & Services                                                 3.8%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            3.0%
--------------------------------------------------------------------------------
Paper & Forest Products                                                     2.4%
--------------------------------------------------------------------------------
Media                                                                       2.4%
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7

TOP 10 EQUITY HOLDINGS
4/30/05

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Transcontinental Inc., A & B                                                1.9%
 COMMERCIAL SERVICES & SUPPLIES, CANADA
--------------------------------------------------------------------------------
CAE Inc.                                                                    1.7%
 AEROSPACE & DEFENSE, CANADA
--------------------------------------------------------------------------------
North West Company Fund                                                     1.7%
 DIVERSIFIED FINANCIAL SERVICES, CANADA
--------------------------------------------------------------------------------
D-Link Corp.                                                                1.5%
 COMMUNICATIONS EQUIPMENT, TAIWAN
--------------------------------------------------------------------------------
OPG Groep NV                                                                1.5%
 HEALTH CARE PROVIDERS & SERVICES,
 NETHERLANDS
--------------------------------------------------------------------------------
Sohgo Security Services Co. Ltd.                                            1.5%
 COMMERCIAL SERVICES & SUPPLIES, JAPAN
--------------------------------------------------------------------------------
Daegu Bank Co. Ltd.                                                         1.5%
 COMMERCIAL BANKS, SOUTH KOREA
--------------------------------------------------------------------------------
PT Astra International TBK                                                  1.4%
 AUTOMOBILES, INDONESIA
--------------------------------------------------------------------------------
Halla Climate Control Co. Ltd.                                              1.4%
 AUTO COMPONENTS, SOUTH KOREA
--------------------------------------------------------------------------------
Laurentian Bank of Canada                                                   1.3%
 COMMERCIAL BANKS, CANADA
--------------------------------------------------------------------------------

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended April 30, 2005, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Some of our holdings did not perform well over the period and detracted from performance. One example is Fountain Set Holdings, an Asian manufacturer and supplier of cotton knitted fabrics. The company's products are supplied to garment manufacturers who then produce apparel for some of the world's most popular brands. Fountain Set was under pressure during the period as a result of a large surge in cotton prices. Cotton accounts for a significant portion of the manufacturing cost, and the company was unable to pass on the entire price increase to its customers, resulting in profit margin pressure. Based on our long-term strategy we believed the shares were undervalued, as cotton prices should ultimately weaken. The company also possesses vertically integrated fabric-manufacturing facilities, allowing production of fine-quality fabrics at competitive prices. Economies of scale and the large amount of capital required for knitted fabrics manufacturing also create significant barriers to entry and add to the attractiveness of Fountain Set.

Also hindering performance during the period was AcBel Polytech. Taiwan-based AcBel Polytech is a manufacturer of standard and custom switching power supplies and power system products. The company's products include personal computer power supplies, web server power supplies, telecom power supplies, low voltage switching regulators, and direct current converters. While historically a stable business, the most recent quarterly results were disappointing due to an unfavorable product mix, a weak U.S. dollar, and the deferral of new projects by several large customers. Looking forward, we believe that the issues that pressured the stock should be temporary in nature,


8 | Semiannual Report
and the company's longer-term fundamentals remain solid. Moreover, the stock's 8% cash dividend yield in 2004 and low valuation of 7.7 times estimated 2006 price-to-earnings multiple offer compelling value, in our opinion.

Thank you for your continued participation in Templeton Foreign Smaller Companies Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]                 /s/ Tucker Scott

                                Tucker Scott, CFA


[PHOTO OMITTED]                 /s/ Cynthia Sweeting

                                Cynthia Sweeting, CFA

                                Portfolio Management Team
                                Templeton Foreign Smaller Companies Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 9

PERFORMANCE SUMMARY AS OF 4/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------
CLASS A   (SYMBOL:TEMGX)                                 CHANGE           4/30/05         10/31/04
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$1.16            $20.56           $19.40
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
----------------------------------------------------------------------------------------------------
Dividend Income                           $0.1581
----------------------------------------------------------------------------------------------------
Short-Term Capital Gain                   $0.1082
----------------------------------------------------------------------------------------------------
Long-Term Capital Gain                    $0.1810
----------------------------------------------------------------------------------------------------
   TOTAL                                  $0.4473
----------------------------------------------------------------------------------------------------
CLASS B   (SYMBOL: N/A)                                  CHANGE           4/30/05         10/31/04
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$1.13            $20.20           $19.07
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
----------------------------------------------------------------------------------------------------
Dividend Income                           $0.0951
----------------------------------------------------------------------------------------------------
Short-Term Capital Gain                   $0.1082
----------------------------------------------------------------------------------------------------
Long-Term Capital Gain                    $0.1810
----------------------------------------------------------------------------------------------------
   TOTAL                                  $0.3843
----------------------------------------------------------------------------------------------------
CLASS C   (SYMBOL: TESGX)                                CHANGE           4/30/05         10/31/04
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$1.13            $20.25           $19.12
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
----------------------------------------------------------------------------------------------------
Dividend Income                           $0.0938
----------------------------------------------------------------------------------------------------
Short-Term Capital Gain                   $0.1082
----------------------------------------------------------------------------------------------------
Long-Term Capital Gain                    $0.1810
----------------------------------------------------------------------------------------------------
   TOTAL                                  $0.3830
----------------------------------------------------------------------------------------------------
ADVISOR CLASS  (SYMBOL: TGSAX)                           CHANGE           4/30/05         10/31/04
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$1.17            $20.63           $19.46
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
----------------------------------------------------------------------------------------------------
Dividend Income                           $0.1800
----------------------------------------------------------------------------------------------------
Short-Term Capital Gain                   $0.1082
----------------------------------------------------------------------------------------------------
Long-Term Capital Gain                    $0.1810
----------------------------------------------------------------------------------------------------
   TOTAL                                  $0.4692
----------------------------------------------------------------------------------------------------


10 | Semiannual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                          SINCE CHANGES IN
                                                                                                         INVESTMENT POLICIES
CLASS A                                         6-MONTH         1-YEAR         5-YEAR         10-YEAR        (10/1/96)(5)
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +8.34%         +13.84%        +47.60%        +138.94%          +95.53%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                   +2.13%          +7.31%         +6.83%          +8.46%           +7.38%
------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                 $10,213         $10,731        $13,915         $22,525          $18,423
------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                              +7.70%         +6.98%          +9.37%           +7.95%
------------------------------------------------------------------------------------------------------------------------------
CLASS B                                                        6-MONTH         1-YEAR          5-YEAR      INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                       +7.93%        +12.94%         +41.89%          +77.58%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                                   +3.93%         +8.94%          +6.94%           +9.50%
------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                                 $10,393        $10,894         $13,989          $17,758
------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                                             +9.43%          +7.09%          +10.32%
------------------------------------------------------------------------------------------------------------------------------
CLASS C                                                        6-MONTH         1-YEAR          5-YEAR      INCEPTION (7/1/98)
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                       +7.96%        +12.96%         +41.86%          +57.32%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                                   +6.96%        +11.96%          +7.24%           +6.86%
------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                                 $10,696        $11,196         $14,186          $15,732
------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                                            +12.39%          +7.37%           +7.57%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE CHANGES IN
                                                                                                          INVESTMENT POLICIES
ADVISOR CLASS(6)                                6-MONTH         1-YEAR         5-YEAR         10-YEAR         (10/1/96)(5)
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +8.48%         +14.13%        +49.48%        +145.56%         +100.95%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                   +8.48%         +14.13%         +8.37%          +9.40%           +8.48%
------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(3)                 $10,848         $11,413        $14,948         $24,556          $20,095
------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(4)                             +14.62%         +8.51%         +10.31%           +9.05%
------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Seminnual Report | 11

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY, AND REGULATORY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. IN ADDITION, SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 1/1/97, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Effective 10/1/96, the Fund's name was changed from Franklin International Equity Fund to Templeton Foreign Smaller Companies Fund, and the Fund, which until that date invested predominantly in large capitalization foreign equity securities, shifted its emphasis to smaller capitalization foreign equity securities.

(6) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +84.59% and +7.64%.


12 | Semiannual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT    ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                    VALUE 10/31/04       VALUE 4/30/05     PERIOD* 10/31/04-4/30/05
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,083.40                 $ 8.37
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,016.76                 $ 8.10
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,079.30                 $12.17
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,013.09                 $11.78
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,079.60                 $12.17
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,013.09                 $11.78
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,084.80                 $ 7.08
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,018.00                 $ 6.85
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.62%; B: 2.36%; C: 2.36%; and Advisor: 1.37%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


14 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

FINANCIAL HIGHLIGHTS

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2005                        YEAR ENDED OCTOBER 31,
CLASS A                                              (UNAUDITED)          2004           2003        2002        2001          2000
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $  19.40       $  17.01       $  12.27     $ 11.91     $ 14.42       $ 14.43
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .......................          0.10           0.20           0.13        0.15        0.21          0.31

 Net realized and unrealized gains (losses) .....          1.51           2.40           4.74        0.45       (2.18)        (0.05)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ................          1.61           2.60           4.87        0.60       (1.97)         0.26
                                                  ----------------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................         (0.16)         (0.21)         (0.13)      (0.24)      (0.45)        (0.27)

 Net realized gains .............................         (0.29)            --             --          --       (0.09)           --
                                                  ----------------------------------------------------------------------------------
Total distributions .............................         (0.45)         (0.21)         (0.13)      (0.24)      (0.54)        (0.27)
                                                  ----------------------------------------------------------------------------------
Redemption fees .................................            --(c)          --(c)          --          --          --            --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ..................      $  20.56       $  19.40       $  17.01     $ 12.27     $ 11.91       $ 14.42
                                                  ----------------------------------------------------------------------------------

Total return(b) .................................          8.34%         15.40%         39.99%       4.98%     (14.28)%        1.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $566,632       $474,742       $350,507     $71,070     $60,579       $99,179

Ratios to average net assets:

 Expenses .......................................          1.62%(d)       1.63%          1.52%       1.63%       1.67%         1.58%

 Net investment income ..........................          0.94%(d)       1.06%          0.91%       1.15%       1.50%         1.99%

Portfolio turnover rate .........................         12.44%         14.22%          6.37%      27.23%      28.93%        37.22%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 15

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      APRIL 30, 2005                       YEAR ENDED OCTOBER 31,
CLASS B                                                 (UNAUDITED)          2004       2003       2002        2001       2000
                                                     ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............         $19.07           $16.75     $12.11     $11.77     $ 14.28     $14.35
                                                     ----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .......................           0.02             0.08       0.07       0.03        0.10       0.22

 Net realized and unrealized gains (losses) .....           1.50             2.35       4.62       0.46       (2.17)     (0.08)
                                                     ----------------------------------------------------------------------------
Total from investment operations ................           1.52             2.43       4.69       0.49       (2.07)      0.14
                                                     ----------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................          (0.10)           (0.11)     (0.05)     (0.15)      (0.35)     (0.21)

 Net realized gains .............................          (0.29)              --         --         --       (0.09)        --
                                                     ----------------------------------------------------------------------------
Total distributions .............................          (0.39)           (0.11)     (0.05)     (0.15)      (0.44)     (0.21)
                                                     ----------------------------------------------------------------------------
Redemption fees .................................             --(c)            --(c)      --         --          --         --
                                                     ----------------------------------------------------------------------------
Net asset value, end of period ..................         $20.20           $19.07     $16.75     $12.11     $ 11.77     $14.28
                                                     ----------------------------------------------------------------------------

Total return(b) .................................           7.93%           14.54%     38.85%      4.09%     (14.95)%     0.91%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............         $7,468           $6,539     $3,352     $1,691     $   550     $  482

Ratios to average net assets:
 Expenses .......................................           2.36%(d)         2.38%      2.27%      2.38%       2.46%      2.37%
 Net investment income ..........................           0.20%(d)         0.31%      0.16%      0.40%       0.74%      1.42%
Portfolio turnover rate .........................          12.44%           14.22%      6.37%     27.23%      28.93%     37.22%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


16 | See notes to financial statements. | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                      ------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                        APRIL 30, 2005                       YEAR ENDED OCTOBER 31,
CLASS C                                                  (UNAUDITED)         2004         2003       2002        2001         2000
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............       $ 19.12        $ 16.79      $ 12.17     $11.82     $ 14.33       $14.36
                                                      ------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..........................          0.02           0.06         0.06       0.05        0.09         0.18

 Net realized and unrealized gains (losses) ........          1.49           2.37         4.62       0.47       (2.17)       (0.04)
                                                      ------------------------------------------------------------------------------
Total from investment operations ...................          1.51           2.43         4.68       0.52       (2.08)        0.14
                                                      ------------------------------------------------------------------------------
Less distributions from:

 Net investment income .............................         (0.09)         (0.10)       (0.06)     (0.17)      (0.34)       (0.17)

 Net realized gains ................................         (0.29)            --           --         --       (0.09)          --
                                                      ------------------------------------------------------------------------------
Total distributions ................................         (0.38)         (0.10)       (0.06)     (0.17)      (0.43)       (0.17)
                                                      ------------------------------------------------------------------------------
Redemption fees ....................................            --(c)          --(c)        --         --          --           --
                                                      ------------------------------------------------------------------------------
Net asset value, end of period .....................       $ 20.25        $ 19.12      $ 16.79     $12.17     $ 11.82       $14.33
                                                      ------------------------------------------------------------------------------

Total return(b) ....................................          7.96%         14.54%       38.60%      4.28%     (14.97)%       0.94%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................       $20,597        $16,579      $10,673     $3,904     $ 1,135       $  894

Ratios to average net assets:

 Expenses ..........................................          2.36%(d)       2.38%        2.28%      2.31%       2.46%        2.36%

 Net investment income .............................          0.20%(d)       0.31%        0.15%      0.47%       0.69%        1.18%

Portfolio turnover rate ............................         12.44%         14.22%        6.37%     27.23%      28.93%       37.22%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 17

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                     APRIL 30, 2005                      YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                         (UNAUDITED)         2004          2003        2002         2001         2000
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............       $ 19.46        $ 17.04       $ 12.29     $ 11.92      $ 14.45      $ 14.45
                                                   ---------------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) .......................          0.14           0.21          0.20        0.20         0.23         0.35

 Net realized and unrealized gains (losses) .....          1.50           2.46          4.70        0.44        (2.19)       (0.05)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ................          1.64           2.67          4.90        0.64        (1.96)        0.30
                                                   ---------------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................         (0.18)         (0.25)        (0.15)      (0.27)       (0.48)       (0.30)

 Net realized gains .............................         (0.29)            --            --          --        (0.09)          --
                                                   ---------------------------------------------------------------------------------
Total distributions .............................         (0.47)         (0.25)        (0.15)      (0.27)       (0.57)       (0.30)
                                                   ---------------------------------------------------------------------------------
Redemption fees .................................            --(c)          --(c)         --          --           --           --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ..................       $ 20.63        $ 19.46       $ 17.04     $ 12.29      $ 11.92      $ 14.45
                                                   ---------------------------------------------------------------------------------

Total return(b) .................................          8.48%         15.73%        40.37%       5.24%      (14.11)%       2.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............       $27,922        $16,195       $25,482     $16,937      $ 5,059      $10,708

Ratios to average net assets:

 Expenses .......................................          1.37%(d)       1.38%         1.27%       1.35%        1.46%        1.38%

 Net investment income ..........................          1.19%(d)       1.31%         1.16%       1.43%        1.67%        2.31%

Portfolio turnover rate .........................         12.44%         14.22%         6.37%      27.23%       28.93%       37.22%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


18 | See notes to financial statements. | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2005 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON FOREIGN SMALLER COMPANIES FUND                       INDUSTRY                             SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 91.1%
    AUSTRALIA 6.0%
    APN News & Media Ltd. ..........................                 Media                            1,480,672      $  5,535,287
    Billabong International Ltd. ...................    Textiles Apparel & Luxury Goods                 819,681         7,324,806
    Downer EDI Ltd. ................................    Commercial Services & Supplies                2,153,715         7,597,531
    Iluka Resources Ltd. ...........................            Metals & Mining                       1,654,410         7,553,440
    John Fairfax Holdings Ltd. .....................                 Media                            1,910,758         5,651,851
    Promina Group Ltd. .............................               Insurance                          1,000,718         3,983,159
                                                                                                                     -------------
                                                                                                                       37,646,074
                                                                                                                     -------------

    AUSTRIA 0.5%
    Wienerberger AG ................................           Building Products                         80,214         3,384,949
                                                                                                                     -------------

    BELGIUM 0.8%
    Barco NV .......................................  Electronic Equipment & Instruments                 63,220         4,835,423
                                                                                                                     -------------

    CANADA 11.5%
    CAE Inc. .......................................          Aerospace & Defense                     2,311,593        10,889,967
    Domtar Inc. ....................................        Paper & Forest Products                     560,000         4,662,403
 (a)GSI Lumonics Inc. ..............................  Electronic Equipment & Instruments                672,760         5,162,949
    Laurentian Bank of Canada ......................           Commercial Banks                         379,719         8,000,118
    Legacy Hotels ..................................              Real Estate                           742,622         4,106,176
    Linamar Corp. ..................................            Auto Components                         487,035         5,273,714
    MDS Inc. .......................................   Health Care Providers & Services                 347,900         4,867,145
    North West Company Fund ........................    Diversified Financial Services                  459,320        10,673,374
    Quebecor World Inc. ............................    Commercial Services & Supplies                  291,450         6,448,367
    Transcontinental Inc., A .......................    Commercial Services & Supplies                  345,200         7,322,216
    Transcontinental Inc., B .......................    Commercial Services & Supplies                  200,000         4,207,349
                                                                                                                     -------------
                                                                                                                       71,613,778
                                                                                                                     -------------

    CHINA 5.2%
    China Oilfield Services Ltd. ...................      Energy Equipment & Services                18,812,000         6,275,897
    China Pharmaceutical Enterprise & Investment
      Corp. Ltd. ...................................            Pharmaceuticals                       9,128,000         1,920,821
    China Power International Development Ltd. .....          Electric Utilities                      1,568,000           543,222
    China Resources Power Co. Ltd. .................          Electric Utilities                      9,502,000         5,273,131
    Chitaly Holding ................................          Household Durables                         38,000            34,619
    Chitaly Holdings Ltd., 144A ....................          Household Durables                      7,140,000         6,504,651
    People's Food Holdings Ltd. ....................             Food Products                        3,278,000         2,161,385
    TCL Multimedia Technology Holdings Ltd. ........          Household Durables                     23,118,000         4,805,435
    Travelsky Technology Ltd., H ...................              IT Services                         3,793,000         3,114,801
    Weiqiao Textile Co. Ltd. .......................    Textiles Apparel & Luxury Goods                 518,000           681,273
    Weiqiao Textile Co. Ltd., 144A .................    Textiles Apparel & Luxury Goods               1,028,000         1,352,024
                                                                                                                     -------------
                                                                                                                       32,667,259
                                                                                                                     -------------

    DENMARK 2.2%
    ISS AS .........................................    Commercial Services & Supplies                   95,407         7,622,605
 (a)Vestas Wind Systems AS .........................        Electrical Equipment                       374,025         4,700,511
 (a)Vestas Wind Systems AS, 144A ...................        Electrical Equipment                       124,675         1,566,837
                                                                                                                     -------------
                                                                                                                       13,889,953
                                                                                                                     -------------


                                                          Semiannual Report | 19

FRANKLIN TEMPLETON INTERNATIONAL TRUST

----------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON FOREIGN SMALLER COMPANIES FUND                         INDUSTRY                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    FINLAND 4.5%
    Amer Sports Corp. Ltd. ...........................        Leisure Equipment & Products              422,895      $  6,983,233
    Huhtamaki OYJ ....................................           Containers & Packaging                 332,500         5,199,657
    KCI Konecranes International PLC .................                  Machinery                        24,105           944,637
    Metso OYJ ........................................                  Machinery                       427,160         7,699,399
    Orion OYJ ........................................               Pharmaceuticals                    405,700         6,884,587
                                                                                                                     -------------
                                                                                                                       27,711,513
                                                                                                                     -------------

    GERMANY 1.8%
    Celesio AG .......................................      Health Care Providers & Services             51,310         4,078,289
 (a)Jenoptik AG ......................................  Semiconductors & Semiconductor Equipment        484,372         5,234,635
    Vossloh AG .......................................                  Machinery                        37,800         1,884,480
                                                                                                                     -------------
                                                                                                                       11,197,404
                                                                                                                     -------------
    HONG KONG 9.3%
    Asia Satellite Telecommunications Holdings Ltd. ..   Diversified Telecommunication Services       1,686,500         3,137,775
    ASM Pacific Technology Ltd. ......................  Semiconductors & Semiconductor Equipment      1,253,000         5,096,568
    Bank of East Asia Ltd. ...........................              Commercial Banks                    508,852         1,491,919
    CITIC International Financial Holdings Ltd. ......              Commercial Banks                 12,702,000         4,970,950
    Dah Sing Financial Holdings Ltd. .................              Commercial Banks                    775,600         5,000,821
    Fountain Set Holdings Ltd. .......................       Textiles Apparel & Luxury Goods          7,290,000         4,349,586
    Giordano International Ltd. ......................              Specialty Retail                  9,492,000         6,576,865
    Hung Hing Printing Group Ltd. ....................           Containers & Packaging               2,816,000         2,059,562
    Lerado Group Holdings Co. Ltd. ...................        Leisure Equipment & Products           18,298,000         2,277,418
    Li & Fung Ltd. ...................................                Distributors                      970,000         1,854,494
 (b)Moulin Global Eyecare Holdings ...................      Health Care Equipment & Supplies          6,489,000         4,204,716
    Ngai Lik Industrial Holding Ltd. .................             Household Durables                18,345,974         4,766,870
    Techtronic Industries Co. Ltd. ...................             Household Durables                 2,456,000         5,467,582
    Texwinca Holdings Ltd. ...........................       Textiles Apparel & Luxury Goods          5,091,000         4,246,038
    Wing Lung Bank Ltd. ..............................              Commercial Banks                          1                 7
    Yue Yuen Industrial Holdings Ltd. ................       Textiles Apparel & Luxury Goods            746,000         2,115,430
                                                                                                                     -------------
                                                                                                                       57,616,601
                                                                                                                     -------------
    INDIA 4.8%
    Associated Cement Cos. Ltd. ......................           Construction Materials                 827,970         6,867,976
    Gujarat Ambuja Cements Ltd. ......................           Construction Materials                 563,280         5,464,840
    Housing Development Finance Corp. Ltd. ...........         Thrifts & Mortgage Finance               424,276         7,139,814
    Satyam Computers Services Ltd. ...................                 IT Services                      271,595         2,497,386
    Tata Motors Ltd. .................................                  Machinery                       841,850         7,984,297
                                                                                                                     -------------
                                                                                                                       29,954,313
                                                                                                                     -------------
    INDONESIA 1.4%
    PT Astra International TBK .......................                 Automobiles                    7,824,500         8,625,755
                                                                                                                     -------------
    ISRAEL 0.5%
 (a)Orbotech Ltd. ....................................     Electronic Equipment & Instruments           146,600         2,980,378
                                                                                                                     -------------


20 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

----------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON FOREIGN SMALLER COMPANIES FUND                         INDUSTRY                           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    JAPAN 6.0%
    Hokuetsu Paper Mills Ltd. ........................          Paper & Forest Products                 952,000      $  5,360,953
    Japan Airport Terminal Co. Ltd. ..................       Transportation Infrastructure              528,000         4,950,471
    Meitec Corp. .....................................      Commercial Services & Supplies              206,800         6,837,503
    Ono Pharmaceutical Co. Ltd. ......................              Pharmaceuticals                      32,000         1,628,204
    Sohgo Security Services Co. Ltd. .................      Commercial Services & Supplies              651,200         9,418,977
    Tenma Corp. ......................................            Household Durables                    322,198         6,431,680
    Tokyo Individualized Educational Institute Inc. ..      Commercial Services & Supplies              361,500         2,893,378
                                                                                                                     -------------
                                                                                                                       37,521,166
                                                                                                                     -------------
    LUXEMBOURG 0.3%
 (a)Thiel Logistik AG ................................                IT Services                       483,229         2,070,262
                                                                                                                     -------------
    MEXICO 0.9%
    Grupo Aeroportuario del Sureste SA de CV, ADR ....       Transportation Infrastructure              152,733         4,514,788
    Grupo Continental SA .............................                 Beverages                        537,333           996,015
                                                                                                                     -------------
                                                                                                                        5,510,803
                                                                                                                     -------------
    NETHERLANDS 7.7%
    Aalberts Industries NV ...........................         Industrial Conglomerates                 143,093         6,789,494
    Arcadis NV .......................................        Construction & Engineering                345,613         7,021,021
    Athlon Holding NV ................................                Road & Rail                       237,363         5,826,657
    Draka Holding NV .................................           Electrical Equipment                   193,800         2,505,809
    IHC Caland NV ....................................        Energy Equipment & Services                44,400         2,881,856
    Imtech NV ........................................        Construction & Engineering                 75,400         2,497,909
    OCE NV ...........................................            Office Electronics                    285,900         4,237,354
    OPG Groep NV .....................................     Health Care Providers & Services             145,850         9,429,108
    Vedior NV ........................................      Commercial Services & Supplies              435,590         6,657,673
                                                                                                                     -------------
                                                                                                                       47,846,881
                                                                                                                     -------------
    NORWAY 1.1%
    Prosafe ASA ......................................        Energy Equipment & Services               234,180         6,670,739
                                                                                                                     -------------
    PHILIPPINES 0.8%
    Philippine Long Distance Telephone Co. ...........  Diversified Telecommunication Services          199,170         5,083,311
                                                                                                                     -------------
    SINGAPORE 3.2%
    Huan Hsin Holdings Ltd. ..........................    Electronic Equipment & Instruments          5,430,000         2,917,305
    OSIM International Ltd. ..........................             Specialty Retail                   8,150,600         5,622,991
    Venture Corp. Ltd. ...............................    Electronic Equipment & Instruments            894,000         7,586,679
    Want Want Holdings Ltd. ..........................               Food Products                    3,694,000         3,583,180
                                                                                                                     -------------
                                                                                                                       19,710,155
                                                                                                                     -------------

    SOUTH KOREA 4.6%
    Bank of Pusan ....................................             Commercial Banks                     952,285         7,353,921
    Dae Duck Electronics Co. Ltd. ....................    Electronic Equipment & Instruments            455,153         3,651,814
    Daegu Bank Co. Ltd. ..............................             Commercial Banks                   1,219,885         9,175,747
    Halla Climate Control Co. Ltd. ...................              Auto Components                   1,006,500         8,479,190
                                                                                                                     -------------
                                                                                                                       28,660,672
                                                                                                                     -------------

    SPAIN 1.2%
    Sol Melia SA .....................................       Hotels Restaurants & Leisure               635,845         7,190,651
                                                                                                                     -------------


                                                          Semiannual Report | 21

FRANKLIN TEMPLETON INTERNATIONAL TRUST

----------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON FOREIGN SMALLER COMPANIES FUND                         INDUSTRY                          SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    SWEDEN 1.9%
    D. Carnegie & Co. AB .............................             Capital Markets                     691,525       $  7,112,464
    Observer AB ......................................     Commercial Services & Supplies            1,127,565          4,575,772
                                                                                                                     -------------
                                                                                                                       11,688,236
                                                                                                                     -------------
    SWITZERLAND 3.4%
    Gurit Heberlein AG, Br. ..........................                Chemicals                          6,050          4,217,578
    Kuoni Reisen Holding AG, B .......................      Hotels Restaurants & Leisure                15,450          6,034,198
    SIG Holding AG ...................................                Machinery                         29,280          6,030,503
    Vontobel Holding AG ..............................             Capital Markets                     224,550          5,039,635
                                                                                                                     -------------
                                                                                                                       21,321,914
                                                                                                                     -------------
    TAIWAN 5.2%
 (a)AcBel Polytech Inc. ..............................         Electrical Equipment                  6,460,000          5,169,654
    D-Link Corp. .....................................        Communications Equipment               7,750,000          9,476,632
    Fu Sheng Industrial ..............................        Industrial Conglomerates               4,172,000          5,535,512
    Giant Manufacturing Co. ..........................      Leisure Equipment & Products             2,216,000          3,617,670
 (a)KYE Systems Corp. ................................        Computers & Peripherals                4,132,000          2,724,686
    Taiwan Fu Hsing ..................................            Building Products                  4,529,000          4,863,891
 (a)Taiwan Green Point Enterprises Co. Ltd. ..........       Communications Equipment                  347,000          1,205,170
                                                                                                                     -------------
                                                                                                                       32,593,215
                                                                                                                     -------------
    THAILAND 1.3%
    BEC World Public Co. Ltd., fgn. ..................                  Media                        9,913,400          3,468,245
 (a)Glow SPP Public Co. Ltd., fgn., 144A .............           Electric Utilities                  7,769,400          4,471,172
                                                                                                                     -------------
                                                                                                                        7,939,417
                                                                                                                     -------------
    UNITED KINGDOM 5.0%
    Avis Europe PLC ..................................               Road & Rail                     2,033,080          2,742,220
    Bodycote International PLC .......................                Machinery                      1,758,002          5,245,116
    Bodycote International PLC, 144A .................                Machinery                        298,798            891,484
    DS Smith PLC .....................................         Containers & Packaging                1,392,665          3,995,807
    Game Group PLC ...................................            Specialty Retail                   1,480,000          2,229,001
    John Wood Group ..................................       Energy Equipment & Services             2,736,096          7,706,909
    Laird Group PLC ..................................   Electronic Equipment & Instruments            710,060          4,067,812
    Yule Catto & Company PLC .........................                Chemicals                        986,810          4,543,307
                                                                                                                     -------------
                                                                                                                       31,421,656
                                                                                                                     -------------
    TOTAL COMMON STOCKS (COST $432,046,567) ..........                                                                567,352,478
                                                                                                                     -------------
    PREFERRED STOCKS 2.0%
    BRAZIL 0.8%
    Aracruz Celulose SA, ADR, pfd. ...................         Paper & Forest Products                 160,565          4,929,346
                                                                                                                     -------------
    GERMANY 1.2%
    Hugo Boss AG, pfd. ...............................     Textiles Apparel & Luxury Goods             254,753          7,249,908
                                                                                                                     -------------
    TOTAL PREFERRED STOCKS (COST $7,315,378) .........                                                                 12,179,254
                                                                                                                     -------------
    TOTAL LONG TERM INVESTMENTS (COST $439,361,945) ..                                                                579,531,732
                                                                                                                     -------------


32 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

----------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON FOREIGN SMALLER COMPANIES FUND                                                   PRINCIPAL AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 6.7%
    U.S. GOVERNMENT AND AGENCY SECURITIES (COST $22,075,848) 3.5%
 (c)Federal Home Loan Bank, 5/02/05 ........................                                     $  22,081,000       $ 22,081,000
                                                                                                                     -------------
    TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
    (COST $461,437,793) ....................................                                                          601,612,732
                                                                                                                     -------------
    REPURCHASE AGREEMENT (COST $20,000,000) 3.2%
 (d)Dresdner Bank AG 2.82%, 5/02/02
      (Maturity Value $20,004,700) Collateralized by
       U.S. Treasury Notes, 1.12% - 7.00%,
       5/15/05 - 7/15/06 ...................................                                        20,000,000         20,000,000
                                                                                                                     -------------
    TOTAL INVESTMENTS (COST $481,437,793) 99.8% ............                                                          621,612,732
    OTHER ASSETS, LESS LIABILITIES 0.2% ....................                                                            1,006,097
                                                                                                                     -------------
    NET ASSETS 100.0% ......................................                                                         $622,618,829
                                                                                                                     -------------

SELECTED PORTFOLIO ABBREVIATION:
ADR - American Depository Receipt
PLC - Public Limited Co.

(a)   Non-income producing.

(b)   See Note 7 regarding restricted securities.

(c) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(d)   See Note 1(c) regarding repurchase agreement.


                     Semiannual Report | See notes to financial statements. | 23

FRANKLIN TEMPLETON INTERNATIONAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005 (unaudited)

                                                                 ---------------
                                                                    TEMPLETON
                                                                 FOREIGN SMALLER
                                                                  COMPANIES FUND
                                                                 ---------------
Assets:
 Investments in securities:
  Cost - Unaffilated issuers .............................        $ 461,437,793
  Cost - Repurchase agreement ............................           20,000,000
                                                                  --------------
  Total cost of investments ..............................        $ 481,437,793
                                                                  --------------
  Value - Unaffiliated issuers ...........................        $ 601,612,732
  Value - Repurchase agreement ...........................           20,000,000
                                                                  --------------
  Total value of investments .............................          621,612,732
 Cash ....................................................               13,300
 Foreign currency, at value (cost $2,376,789) ............            2,412,768
 Receivables:
  Investment securities sold .............................              220,558
  Capital shares sold ....................................            1,452,850
  Dividends and interest .................................            2,057,738
                                                                  --------------
      Total assets .......................................          627,769,946
                                                                  --------------
Liabilities:
 Payables:
  Investment securities purchased ........................            1,142,759
  Capital shares redeemed ................................            2,473,099
  Affiliates .............................................              998,748
  Deferred taxes .........................................              458,477
 Other liabilities .......................................               78,034
                                                                  --------------
      Total liabilities ..................................            5,151,117
                                                                  --------------
        Net assets, at value .............................        $ 622,618,829
                                                                  --------------
Net assets consist of:
 Distribution in excess of net investment income .........        $  (1,199,800)
 Net unrealized appreciation (depreciation) ..............          139,763,999
 Accumulated net realized gain (loss) ....................           26,445,318
 Paid-in capital .........................................          457,609,312
                                                                  --------------
        Net assets, at value .............................        $ 622,618,829
                                                                  --------------


24 | See notes to financial statements. | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2005 (unaudited)

                                                                                         ---------------
                                                                                            TEMPLETON
                                                                                         FOREIGN SMALLER
                                                                                          COMPANIES FUND
                                                                                         ---------------
CLASS A:
 Net assets, at value .............................................................        $566,631,566
                                                                                           -------------
 Shares outstanding ...............................................................          27,553,451
                                                                                           -------------
 Net asset value per share(a) .....................................................        $      20.56
                                                                                           -------------
 Maximum offering price per share (net asset value per share / 94.25%) ............        $      21.81
                                                                                           -------------
CLASS B:
 Net assets, at value .............................................................        $  7,467,741
                                                                                           -------------
 Shares outstanding ...............................................................             369,774
                                                                                           -------------
 Net asset value and maximum offering price per sharea ............................        $      20.20
                                                                                           -------------
CLASS C:
 Net assets, at value .............................................................        $ 20,597,294
                                                                                           -------------
 Shares outstanding ...............................................................           1,017,091
                                                                                           -------------
 Net asset value and maximum offering price per sharea ............................        $      20.25
                                                                                           -------------
ADVISOR CLASS:
 Net assets, at value .............................................................        $ 27,922,228
                                                                                           -------------
 Shares outstanding ...............................................................           1,353,448
                                                                                           -------------
 Net asset value and maximum offering price per sharea ............................        $      20.63
                                                                                           -------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 25

FRANKLIN TEMPLETON INTERNATIONAL TRUST

STATEMENT OF OPERATIONS
for the six months ended April 30, 2005 (unaudited)

                                                                                        ---------------
                                                                                           TEMPLETON
                                                                                        FOREIGN SMALLER
                                                                                         COMPANIES FUND
                                                                                        ---------------
Investment income:
 Dividends (net of foreign taxes of $862,208) ....................................        $  7,082,571
 Interest (net of foreign taxes of $259) .........................................             596,613
 Other income (Note 8) ...........................................................               2,654
                                                                                          -------------
      Total investment income ....................................................           7,681,838
                                                                                          -------------
Expenses:
 Management fees (Note 3) ........................................................           2,533,519
 Distribution fees (Note 3)
  Class A ........................................................................             680,310
  Class B ........................................................................              37,216
  Class C ........................................................................              96,529
 Transfer agent fees (Note 3) ....................................................           1,295,400
 Custodian fees (Note 4) .........................................................             156,287
 Reports to shareholders .........................................................              35,600
 Registration and filing fees ....................................................              37,537
 Professional fees ...............................................................              33,300
 Trustees' fees and expenses .....................................................              10,100
 Other ...........................................................................              10,800
                                                                                          -------------
      Total expenses .............................................................           4,926,598
      Expense reductions (Note 4) ................................................              (2,293)
                                                                                          -------------
        Net expenses .............................................................           4,924,305
                                                                                          -------------
          Net investment income ..................................................           2,757,533
                                                                                          -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ....................................................................          26,276,136
  Foreign currency transactions ..................................................             192,510
                                                                                          -------------
        Net realized gain (loss) .................................................          26,468,646
                                                                                          -------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ....................................................................          13,363,756
  Translation of assets and liabilities denominated in foreign currencies ........              12,198
  Change in deferred taxes on unrealized appreciation ............................            (458,477)
        Net change in unrealized appreciation (depreciation) .....................          12,917,477
                                                                                          -------------
Net realized and unrealized gain (loss) ..........................................          39,386,123
                                                                                          -------------
Net increase (decrease) in net assets resulting from operations ..................        $ 42,143,656
                                                                                          -------------


26 | See notes to financial statements. | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended April 30, 2005 (unaudited) and the year ended October 31, 2004

                                                                                                   ---------------------------------
                                                                                                            TEMPLETON FOREIGN
                                                                                                          SMALLER COMPANIES FUND
                                                                                                   ---------------------------------
                                                                                                   SIX MONTHS ENDED    YEAR ENDED
                                                                                                    APRIL 30, 2005  OCTOBER 31, 2004
                                                                                                   ---------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .........................................................................   $   2,757,533    $   4,719,132
   Net realized gain (loss) from investments and foreign currency transactions ...................      26,468,646       12,382,452
   Net change in unrealized appreciation (depreciation) on investments,
     translation of assets and liabilities denominated in foreign currencies, and deferred taxes .      12,917,477       45,271,594
                                                                                                   ---------------------------------
      Net increase (decrease) in net assets resulting from operations ............................      42,143,656       62,373,178
                                                                                                   ---------------------------------
 Distributions to shareholders from:
   Net investment income:
     Class A .....................................................................................      (3,944,465)      (4,542,443)
     Class B .....................................................................................         (33,282)         (27,988)
     Class C .....................................................................................         (83,610)         (75,613)
     Advisor Class ...............................................................................        (178,913)        (284,452)
   Net realized gains:
     Class A .....................................................................................      (7,215,341)              --
     Class B .....................................................................................        (101,210)              --
     Class C .....................................................................................        (257,783)              --
     Advisor Class ...............................................................................        (287,453)              --
                                                                                                   ---------------------------------
 Total distributions to shareholders .............................................................     (12,102,057)      (4,930,496)
                                                                                                   ---------------------------------
 Capital share transactions (Note 2):
     Class A .....................................................................................      63,965,568       72,543,642
     Class B .....................................................................................         542,594        2,593,089
     Class C .....................................................................................       3,113,770        4,263,043
     Advisor Class ...............................................................................      10,893,778      (12,810,014)
                                                                                                   ---------------------------------
 Total capital share transactions ................................................................      78,515,710       66,589,760
                                                                                                   ---------------------------------
 Redemption fees .................................................................................           6,196            8,176
                                                                                                   ---------------------------------
      Net increase (decrease) in net assets ......................................................     108,563,505      124,040,618
Net assets:
 Beginning of period .............................................................................     514,055,324      390,014,706
                                                                                                   ---------------------------------
 End of period ...................................................................................   $ 622,618,829    $ 514,055,324
                                                                                                   ---------------------------------
Undistributed net investment income (distributions in excess of net investment income included in net assets):
 End of period ...................................................................................   $  (1,199,800)   $     282,937
                                                                                                   ---------------------------------


                     Semiannual Report | See notes to financial statements. | 27

FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Foreign Smaller Companies Fund (the Fund) is a separate, diversified series of Franklin Templeton International Trust (the Trust), consisting of two separate series. The Trust is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining fund in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


28 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At April 30, 2005, all repurchase agreements held by the Fund had been entered into on April 29, 2005.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.


                                                          Semiannual Report | 29

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.


30 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At April 30, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                             -------------------------------------------------------------------
                                                     SIX MONTHS ENDED                      YEAR ENDED
                                                      APRIL 30, 2005                    OCTOBER 31, 2004
                                             -------------------------------------------------------------------
                                                SHARES            AMOUNT            SHARES            AMOUNT
                                             -------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ............................      5,596,222       $117,580,587        8,864,953       $164,975,024
 Shares issued in reinvestment of
   distributions ........................        534,064         10,724,003          244,905          4,378,229
 Shares redeemed ........................     (3,042,753)       (64,339,022)      (5,250,157)       (96,809,611)
                                             -------------------------------------------------------------------
 Net increase (decrease) ................      3,087,533       $ 63,965,568        3,859,701       $ 72,543,642
                                             -------------------------------------------------------------------
CLASS B SHARES:
 Shares sold ............................         56,449       $  1,162,549          200,218       $  3,651,684
 Shares issued in reinvestment of
   distributions ........................          6,315            124,852            1,465             25,928
 Shares redeemed ........................        (35,843)          (744,807)         (58,981)        (1,084,523)
                                             -------------------------------------------------------------------
 Net increase (decrease) ................         26,921       $    542,594          142,702       $  2,593,089
                                             -------------------------------------------------------------------
CLASS C SHARES:
 Shares sold ............................        234,624       $  4,872,837          432,238       $  7,955,047
 Shares issued in reinvestment of
   distributions ........................         13,954            276,707            3,551             63,000
 Shares redeemed ........................        (98,394)        (2,035,774)        (204,564)        (3,755,004)
                                             -------------------------------------------------------------------
 Net increase (decrease) ................        150,184       $  3,113,770          231,225       $  4,263,043
                                             -------------------------------------------------------------------


                                                          Semiannual Report | 31

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                            -----------------------------------------------------------------
                                                  SIX MONTHS ENDED                      YEAR ENDED
                                                   APRIL 30, 2005                    OCTOBER 31, 2004
                                            -----------------------------------------------------------------
                                              SHARES            AMOUNT           SHARES            AMOUNT
                                            -----------------------------------------------------------------
Advisor Class Shares:
 Shares sold .........................        842,602        $ 17,689,829         742,304       $ 13,948,481
 Shares issued in reinvestment of
   distributions .....................         10,220             205,632           4,362             77,951
 Shares redeemed .....................       (331,495)         (7,001,683)     (1,409,543)       (26,836,446)
                                            -----------------------------------------------------------------
 Net increase (decrease) .............        521,327        $ 10,893,778        (662,877)      $(12,810,014)
                                            -----------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidaries:

--------------------------------------------------------------------------------------------------------
  SUBSIDIARY                                                           AFFILIATION
--------------------------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                                    Investment manager
  Templeton Investment Counsel LLC (TIC)                               Investment manager
  Franklin Templeton Investments (Asia) Limited (Investments Asia)     Investment manager
  Franklin Templeton Services LLC (FT Services)                        Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)                  Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)         Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
         1.00%          Up to and including $100 million
         0.90%          Over $100 million, up to and including $250 million
         0.80%          Over $250 million, up to and including $500 million
         0.75%          Over $500 million

Under a subadvisory agreement, TIC, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund. Under an agreement with TIC, Investments Asia provides subadvisory services to TIC and receives from TIC fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid to Advisers based on average daily net assets, and is not an additional expense of the Fund.



32 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received ...................................          $38,624
Contingent deferred sales charges retained ...................          $13,785

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,295,400, of which $632,606 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to different treatments of wash sales and foreign currency transactions.

At April 30, 2005, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

Cost of investments .....................................         $ 485,023,571
                                                                  -------------
Unrealized appreciation .................................         $ 148,913,598
Unrealized depreciation .................................           (12,324,437)
                                                                  -------------

Net unrealized appreciation (depreciation) ..............         $ 136,589,161
                                                                  -------------


                                                          Semiannual Report | 33

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended April 30, 2005 aggregated $139,839,475 and $67,594,709, respectively.

7. RESTRICTED SECURITIES

At April 30, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At April 30, 2005, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

-----------------------------------------------------------------------------------------------------------
                                                              ACQUISITION
  SHARES       ISSUER                                             DATE             COST            VALUE
-----------------------------------------------------------------------------------------------------------
 6,489,000     Moulin Global Eyecare Holdings ...............    6/03/99        $3,285,128      $4,204,716
                                                                                                -----------

                  TOTAL RESTRICTED SECURITIES (0.68% of Net Assets) ......................      $4,204,716
                                                                                                -----------

8. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").


34 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

8. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


                                                          Semiannual Report | 35

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Trust, in addition to the Company and other funds, and certain current and former officers, employers, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


36 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held February 28, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of the two separate funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report were a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for all the Funds were considered at the same Board meeting, the Trustees dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin


                                                          Semiannual Report | 37

FRANKLIN TEMPLETON INTERNATIONAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

Templeton fund complex, the adherence to fair value pricing procedures, established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. The following summarizes the performance results for the Fund and the Board's view of such performance.

TEMPLETON FOREIGN SMALLER COMPANIES FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional international small/midcap core funds as selected by Lipper. Comparative performance within such universe was shown for the one-year period ending February 28, 2005, and the previous ten years ending that date. The Lipper report showed the Fund's total return for the one year period to be in the fifth or lowest quintile of such performance universe, and on an annualized basis to be in the fourth quintile for the previous three year and ten year periods, and the upper half of such performance universe during the previous five year period. In discussing such performance, management pointed out the long-term value-oriented philosophy


38 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

followed by the Fund, as well as certain changes being made in its portfolio manager team. The Board also noted, while in the lowest quintile, that the Fund's one year total return as shown in the Lipper report exceeded 16%, and on a ten year annualized basis exceeded 10%. The Board found such investment performance to be acceptable, noting management's discussion and the Fund's actual levels of return.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under each Lipper report for each Fund. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such comparisons showed the effective management fee rate of the Templeton Foreign Smaller Companies Fund to be in the lowest quintile of its expense group and its actual total expenses to be in the lower half of such group. While realizing that other factors such as the Manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fees and total expenses of this Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold Fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from


                                                          Semiannual Report | 39

FRANKLIN TEMPLETON INTERNATIONAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

its U.S. fund operations had not been allocated to the Fund for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to the Funds in determining profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided to each Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Trustees noted for Templeton Foreign Smaller Companies Fund that economies of scale were shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee schedule under the investment advisory contract for the Templeton Foreign Smaller Companies Fund provides an initial fee of 1% on the first $100 million of net assets; 0.90% on the next $150 million; 0.80% on the next $250 million; and 0.75% on net assets in excess of $500 million. This Fund's assets had grown to approximately $595 million at December 31, 2004. In discussing the prospect of adding additional breakpoints, management expressed its view that the existing fee schedule was low and reflected anticipated economies of scale and pointed out the favorable effective management fee comparison of this Fund within its Lipper expense group. Management also pointed out and the Board acknowledged that the fact this Fund had assets which exceeded the last breakpoint level did not mean that it no longer benefited from economies of scale since the amount of assets being charged at the lowest 0.75% fee level results in a lower overall management fee rate. While intending to monitor future growth the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment advisory contract provides for a sharing of benefits with this Fund and its shareholders.


40 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 41
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

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7)   Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05                                          Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON FOREIGN
SMALLER COMPANIES FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

SUB-ADVISORS

Templeton Investment Counsel, LLC
Franklin Templeton Investments (Asia) Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

191 S2005 06/05










                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                                                      APRIL 30, 2005
--------------------------------------------------------------------------------

                                                  A series of Franklin Templeton
                                                  International Trust

--------------------------------------------------------------------------------
    SEMI ANNUAL REPORT AND SHAREHOLDER LETTER     |           GLOBAL
--------------------------------------------------------------------------------

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
              TEMPLETON
       GLOBAL LONG-SHORT FUND                          Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                     [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                           FRANKLIN TEMPLETON INVESTMENTS

                           GAIN FROM OUR PERSPECTIVE

                           Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE      Each of our portfolio management groups operates
                           autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                           FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                           TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, it offers investors the broadest global reach in the industry with offices in over 25 countries.

                           MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION       Because our management groups work independently and
                           adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST  At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton Global Long-Short Fund ..........................................    3

Performance Summary .......................................................   10

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   21

Notes to Financial Statements .............................................   24

Shareholder Information ...................................................   34

--------------------------------------------------------------------------------
SEMIANNUAL REPORT

TEMPLETON GLOBAL LONG-SHORT FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Long-Short Fund seeks capital appreciation in up and down (bull and bear) markets with less volatility than the overall global stock market through a combination of long and short positions of companies located throughout the world.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Templeton Global Long-Short Fund covers the period ended April 30, 2005.

PERFORMANCE OVERVIEW

Templeton Global Long-Short Fund - Class A posted a +1.74% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the Index), which posted a 5.96% total return for the same period.1 Since inception on July 31, 2001, the Fund's Class A shares posted a cumulative total return of +14.05% compared with 13.42% for the Index.(1) The Fund's relative volatility, as measured by the annualized standard deviation of monthly returns, was low at just 6.4% since inception. You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the six months ended April 30, 2005, the global economy continued to grow. In 2004, the gross domestic products (GDPs) of the U.S. and China, the main drivers of the ensuing global economic recovery, grew 4.4% and 9.5%, respectively.(2) However, growth appeared to slow somewhat toward the end of the reporting period. Although global inflation remained subdued and interest rates were still considered low on a historical basis, commodity prices and interest rates have trended higher for some time and appeared to have

(1) Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) Sources: U.S. Bureau of Economic Analysis; National Bureau of Statistics of China.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                                                           Semiannual Report | 3
contributed to a slower pace of global growth over the past few months. U.S. GDP grew at an annualized rate of 3.5% in the first quarter of 2005.

Over the six-month reporting period, the Reuters CRB Index, which tracks commodity prices, rose almost 7%, after gaining 9% in 2003 and 11% in 2004.(3) Oil prices were volatile as the price per barrel rose to a high of $57.27 on April 1, but ended the period at $49.72.(4)

The U.S. Federal Reserve Board (Fed) raised the federal funds target rate from 1.75% to 2.75% during the period. Even at this level, U.S. short-term rates remained historically low and accommodative, according to the Fed. However, the world's equity markets appeared cautious overall. They were concerned that after a period of strong corporate profit growth (the U.S.-led economic recovery is now more than three years old), a decelerating trend might emerge over the next few quarters. They also perceived inflation as a threat because it might lead to steeper rate increases that could, in turn, dampen economic growth and corporate earnings. Despite the cautionary mood, most local stock market indexes delivered positive returns during the reporting period.

Absent during this period, however, was the strong boost to returns that occurred in prior periods from the conversion into the U.S. dollar of securities denominated in foreign currencies. This had resulted from the U.S. dollar's protracted decline in value versus most other currencies over the past couple of years. During the reporting period, the U.S. dollar's declines were relatively modest: 4.1% versus the British pound, 1.2% versus the yen, and 1.5% versus the euro.(5)

For the six months ended April 30, 2005, the MSCI World Index's total return was 5.96% in U.S. dollars, and 5.09% in the local currencies of this index's constituents.(1) For the same period, the Standard & Poor's 500 Composite Index's (S&P 500's) total return was 3.28% in U.S. dollars.(6) Non-U.S. equity market performance attracted significant inflows into non-U.S. equities, as evidenced by the year-to-date net inflow of $19.1 billion into mutual funds that invest in international equities.(7)

(3) Source: Commodity Research Bureau. The CRB Index is an unweighted geometric average of 17 commodity price levels commonly used to gauge the effects of inflation.

(4)   Source: Bloomberg Energy/Commodity Service.

(5)   Source: Compustat.

(6) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for their market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the mosty widely used benchmarks of U.S. equity performance.

(7)   Source: ISI Group, PORTFOLIO STRATEGY REPORT, 4/29/05.


4 | Semiannual Report

EQUITY EXPOSURE
4/30/05

--------------------------------------------------------------------------------
                                               % OF TOTAL            # OF
                                               NET ASSETS          POSITIONS
--------------------------------------------------------------------------------
Long Equity Securities                            83.6%                80
--------------------------------------------------------------------------------
Short Equity Securities                          -20.1%                16
--------------------------------------------------------------------------------
NET EQUITY EXPOSURE                               63.5% (LONG)
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
4/30/05

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Long Positions                                                           83.6%
--------------------------------------------------------------------------------
Short Positions                                                         -20.1%
--------------------------------------------------------------------------------
Short-Term Investments                                                   11.0%
--------------------------------------------------------------------------------
Other Assets, Less Liabilities                                           25.5%*
--------------------------------------------------------------------------------

* Includes the market value of the short positions.

INVESTMENT STRATEGY

Our investment philosophy is that a combination of long and short equity positions can reduce overall volatility and has the potential to provide positive returns in either up or down markets. We apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. For our long positions, we seek stock from companies we believe have strong fundamentals or valuable assets that we think are overlooked by the market. Among our short positions, our strategy is to short the stocks of companies we believe are overvalued by the market where we see the potential for share price decline.

MANAGER'S DISCUSSION

On April 30, 2005, the Fund's overall exposure as a percent of total net assets was 83.6% long and 20.1% short, for a 63.5% net long exposure and gross equity exposure of 103.7%. For the period under review, the Fund's performance was varied across most countries and sectors with notable positive results from our long positions in the U.K., South Korea and Australia, and the industrials, energy and health care sectors.(8) The main laggards included long positions in the consumer discretionary, consumer staples and information technology sectors.(9)

In the industrials sector, our 9.9% net long exposure was diversified across airlines, industrial conglomerates, aerospace and defense, and commercial services and supplies. The Fund's exposure to Smiths Group, a U.K. industrial conglomerate, was one of our largest contributors to performance for the

(8) The industrials sector comprises aerospace and defense, airlines, commercial services and supplies, and industrial conglomerates in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

(9) The consumer discretionary sector comprises auto components; hotels, restaurants and leisure; household durables; leisure equipment and products; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The consumer staples sector comprises beverages, food products, and food and staples retailing in the SOI. The information technology sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, IT services, office electronics, semiconductors and semiconductor equipment, and software in the SOI.


                                                           Semiannual Report | 5

SECTOR/INDUSTRY BREAKDOWN
Based on Total Net Assets as of 4/30/05
--------------------------------------------------------------------------------
                                                                     NET EQUITY
                                               LONG %      SHORT %   EXPOSURE %
--------------------------------------------------------------------------------
Pharmaceuticals                                7.1%         0.0%       7.1%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                    6.9%         0.0%       6.9%
--------------------------------------------------------------------------------
Media                                          6.3%         0.0%       6.3%
--------------------------------------------------------------------------------
Aerospace & Defense                            6.7%        -1.7%       5.0%
--------------------------------------------------------------------------------
Metals & Mining                                4.9%         0.0%       4.9%
--------------------------------------------------------------------------------
Diversified Telecommunication Services         4.5%        -1.2%       3.3%
--------------------------------------------------------------------------------
Commercial Banks                               3.1%         0.0%       3.1%
--------------------------------------------------------------------------------
Specialty Retail                               3.0%         0.0%       3.0%
--------------------------------------------------------------------------------
Health Care Providers & Services               2.5%         0.0%       2.5%
--------------------------------------------------------------------------------
Commercial Services & Supplies                 2.4%         0.0%       2.4%
--------------------------------------------------------------------------------
Household Durables                             2.3%         0.0%       2.3%
--------------------------------------------------------------------------------
Software                                       3.5%        -1.2%       2.3%
--------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods               2.3%         0.0%       2.3%
--------------------------------------------------------------------------------
Computers & Peripherals                        2.2%         0.0%       2.2%
--------------------------------------------------------------------------------
Food Products                                  2.2%         0.0%       2.2%
--------------------------------------------------------------------------------
Real Estate                                    2.2%         0.0%       2.2%
--------------------------------------------------------------------------------
Leisure Equipment & Products                   2.1%         0.0%       2.1%
--------------------------------------------------------------------------------
Wireless Telecommunication Services            2.0%         0.0%       2.0%
--------------------------------------------------------------------------------
IT Services                                    1.9%         0.0%       1.9%
--------------------------------------------------------------------------------
Communications Equipment                       1.7%         0.0%       1.7%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                  2.0%        -0.3%       1.7%
--------------------------------------------------------------------------------
Industrial Conglomerates                       1.6%         0.0%       1.6%
--------------------------------------------------------------------------------
Health Care Equipment & Supplies               1.4%         0.0%       1.4%
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment       1.1%         0.0%       1.1%
--------------------------------------------------------------------------------
Auto Components                                1.0%         0.0%       1.0%
--------------------------------------------------------------------------------
Electronic Equipment & Instruments             1.0%         0.0%       1.0%
--------------------------------------------------------------------------------
Food & Staples Retailing                       1.0%         0.0%       1.0%
--------------------------------------------------------------------------------
Paper & Forest Products                        1.0%         0.0%       1.0%
--------------------------------------------------------------------------------
Airlines                                       0.9%         0.0%       0.9%
--------------------------------------------------------------------------------
Capital Markets                                0.5%         0.0%       0.5%
--------------------------------------------------------------------------------
Office Electronics                             0.5%         0.0%       0.5%
--------------------------------------------------------------------------------
Consumer Finance                               1.0%        -0.7%       0.3%
--------------------------------------------------------------------------------
Insurance                                      0.8%        -0.6%       0.2%
--------------------------------------------------------------------------------
Beverages                                      0.0%        -1.2%      -1.2%
--------------------------------------------------------------------------------
Multiline Retail                               0.0%        -1.6%      -1.6%
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance                     0.0%        -2.0%      -2.0%
--------------------------------------------------------------------------------
Diversified Financial Services                 0.0%        -9.6%      -9.6%
--------------------------------------------------------------------------------


6 | Semiannual Report
period under review. In our opinion, the company represents a quality play within the sector, with a management team possessing a proven operational track record of strong cash generation and with a promising outlook for sales growth and margin expansion. Recently, Smiths Group benefited from a number of analysts' upgrades due in large part to their confidence in the company's strong growth potential.

Energy-related companies, which represented a 6.9% net long position at period-end, experienced strong earnings and contributed positively to Fund returns. Oil prices were volatile, rising and falling substantially and abruptly during the period. This was largely attributable to increased demand from China, seasonal changes that drove demand in cooler countries, and continuing political instability in oil producing countries including Iraq, Nigeria and Venezuela. One standout from the group was our core holding in shares of U.K. oil and gas producer Shell Transport & Trading. In addition to offering an attractive dividend yield, Shell's share price rose primarily on optimism that the recent near-record oil prices would raise industry earnings, and secondarily on analyst speculation that the company may seek to purchase the remaining interest in Australia's second largest oil and gas producer (Woodside Petroleum) it does not already own.

Our investments in health care represented an 11.0% net long exposure, and one that positively impacted returns for the period under review. Holdings were diversified by industry across pharmaceuticals, health care equipment and supplies, and health care providers and services, as well as across the U.S., U.K., Japan, China and Canada. Within the sector, the Fund's position in U.K. pharmaceutical company GlaxoSmithKline (GSK) was the largest single contributor to Fund performance this reporting period. GSK recently achieved its largest share price gain in two years after reporting strong first quarter results that surpassed analysts' expectations. GSK's stock price appreciation was driven largely by reduced costs and increased sales of its older, established medicines. Additionally, the company's share price benefited from an analyst upgrade based upon the sales estimate for an experimental cancer vaccine.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended April 30, 2005, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected

TOP 10 LONG POSITIONS
4/30/05

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Raytheon Co.                                                                2.2%
  AEROSPACE & DEFENSE, U.S.
--------------------------------------------------------------------------------
Cheung Kong Holdings Ltd.                                                   2.2%
  REAL ESTATE, HONG KONG
--------------------------------------------------------------------------------
British Sky Broadcasting Group PLC                                          2.0%
  MEDIA, U.K.
--------------------------------------------------------------------------------
Compass Group PLC                                                           2.0%
 HOTELS, RESTAURANTS & LEISURE, U.K.
--------------------------------------------------------------------------------
BAE Systems PLC                                                             1.9%
 AEROSPACE & DEFENSE, U.K.
--------------------------------------------------------------------------------
GlaxoSmithKline PLC                                                         1.9%
 PHARMACEUTICALS, U.K.
--------------------------------------------------------------------------------
Shell Transport & Trading Co. PLC                                           1.8%
 OIL, GAS & CONSUMABLE FUELS, U.K.
--------------------------------------------------------------------------------
BP PLC                                                                      1.8%
 OIL, GAS & CONSUMABLE FUELS, U.K.
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                    1.7%
 PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------
Eni SpA                                                                     1.6%
 OIL, GAS & CONSUMABLE FUELS, ITALY
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 4/30/05

-------------------------------------------------------------------------------
                                                                    NET EQUITY
REGION                               LONG %           SHORT %       EXPOSURE %
-------------------------------------------------------------------------------
Asia                                 27.6%             -2.6%          25.0%
-------------------------------------------------------------------------------
Europe                               25.6%             -4.8%          20.8%
-------------------------------------------------------------------------------
North America                        26.3%            -10.6%          15.7%
-------------------------------------------------------------------------------
Middle East & Africa                  1.4%              0.0%           1.4%
-------------------------------------------------------------------------------
Latin America                         0.8%              0.0%           0.8%
-------------------------------------------------------------------------------
Australia & New Zealand               1.9%             -2.1%          -0.2%
-------------------------------------------------------------------------------

by the portfolio's substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

The main laggard for the period was a long position in DirecTV Group, a U.S. media company whose negative results could be explained by a number of factors. The company experienced a slower rate of sales growth compared to costs, while attempting to win new customers during the fourth quarter of 2004. It also suffered from a general shift in investor sentiment, from satellite to cable TV. Also, a probable future sale of General Motor's pension's huge stake in DirecTV, estimated at 200+ million shares at period-end, became evident during the period under review. However, we remain confident in the Fund's DirecTV position, given the company's significant operating and financial leverage potential, which we believe could lead to a higher share price when compared to period-end levels.

In the consumer staples sector, our position in American Italian Pasta (AIP), North America's largest maker of dry pasta, negatively impacted Fund returns for the period. The company's second quarter results revealed the challenges it faced in a competitive landscape. Specifically, one of AIP's rivals has been aggressively competing on price to maintain its market share while operating under bankruptcy protection. However, AIP's sales declines appeared to have


8 | Semiannual Report
stabilized toward period-end, and according to our analysis the company seems undervalued based on longer-term forecasts.

Among our information technology holdings, BEA Systems' stock fell in value and detracted from returns during the period. The company is focused on the application server software niche, one that has been attracting competition from larger players such as Microsoft, SAP and Oracle. However, BEA has responded with new upgrades and a reorganized sales force. BEA also has excess cash on its balance sheet and, in our opinion, looks undervalued based on our projections for its long-term earnings.

Thank you for your continued participation in Templeton Global Long-Short Fund. We look forward to serving your future investment needs.


                          /s/ Dale A. Winner
[PHOTO OMITTED]
                          Dale A. Winner, CFA
                          Portfolio Manager
                          Templeton Global Long-Short Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 9

PERFORMANCE SUMMARY AS OF 4/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TLSAX)                                          CHANGE            4/30/05        10/31/04
-----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                            +$0.08             $11.29          $11.21
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
-----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.1157
-----------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: TLSBX)                                          CHANGE            4/30/05        10/31/04
-----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                            +$0.14             $11.12          $10.98
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
-----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.0229
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                                      CHANGE            4/30/05        10/31/04
-----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                            +$0.06             $11.28          $11.22
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/04-4/30/05)
-----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.1584
-----------------------------------------------------------------------------------------------------------

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------------
CLASS A                                 6-MONTH         1-YEAR          3-YEAR         INCEPTION (7/31/01)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                +1.74%         +2.01%          +5.60%              +14.05%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)            -4.08%         -3.83%          -0.16%               +1.95%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)           $9,592         $9,617          $9,952              $10,749
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(5)                      -4.05%          +1.04%               +2.60%
------------------------------------------------------------------------------------------------------------
CLASS B                                 6-MONTH         1-YEAR          3-YEAR         INCEPTION (7/31/01)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                +1.48%         +1.48%          +3.46%              +11.43%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)            -2.52%         -2.52%          +0.15%               +2.18%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)           $9,748         $9,748         $10,046              $10,843
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(5)                      -2.82%          +1.41%               +2.87%
------------------------------------------------------------------------------------------------------------
ADVISOR CLASS(6)                        6-MONTH         1-YEAR          3-YEAR         INCEPTION (7/31/01)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                +1.94%         +2.31%          +5.91%              +14.38%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)            +1.94%         +2.31%          +1.93%               +3.65%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)          $10,194        $10,231         $10,591              $11,438
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(5)                      +2.11%          +3.16%               +4.35%
------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

THE FUND'S INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH THE FUND'S LONG-SHORT INVESTMENT STRATEGY, MARKET CONDITIONS, CURRENCY EXCHANGE RATES AND THE ECONOMIC, SOCIAL AND POLITICAL CLIMATES OF THE COUNTRIES WHERE THE FUND INVESTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS. ALTHOUGH THE FUND INTENDS TO REDUCE RISK BY HAVING BOTH LONG AND SHORT POSITIONS, IT IS POSSIBLE THE FUND'S LONG POSITIONS WILL DECLINE IN VALUE AT THE SAME TIME THE VALUE OF STOCKS SOLD SHORT INCREASES, THEREBY INCREASING THE POTENTIAL FOR LOSS. ALSO, THE FUND MAY NOT ALWAYS BE ABLE TO COVER A SHORT POSITION AT A PARTICULAR TIME OR AT AN ACCEPTABLE PRICE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:           These shares have higher annual fees and expenses than Class
                   A shares.

ADVISOR CLASS:     Shares are available to certain eligible investors as
                   described in the prospectus.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge. Six-month return has not been annualized.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable maximum sales charge.

(5) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6) Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative total return of Advisor Class shares was +5.03%.


                                                          Semiannual Report | 11

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID DURING
CLASS  A                                           VALUE 10/31/04        VALUE 4/30/05      PERIOD* 10/31/04-30/05
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000               $1,017.40                $ 8.05
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000               $1,016.81                $ 8.05
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000               $1,014.80                $11.34
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000               $1,013.54                $11.33
-------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000               $1,019.40                $ 6.41
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000               $1,018.45                $ 6.41
-------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.61%; B: 2.27%; and Advisor: 1.28%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

FRANKLIN TEMPLETON INTERNATIONAL TRUST

FINANCIAL HIGHLIGHTS

TEMPLETON GLOBAL LONG-SHORT FUND

                                                             -----------------------------------------------------------------------
                                                             SIX MONTHS ENDED
                                                              APRIL 30, 2005                YEAR ENDED OCTOBER 31,
CLASS A                                                         (UNAUDITED)         2004        2003         2002          2001(e)
                                                             -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................     $  11.21       $  10.70     $ 10.17     $  10.14       $ 10.00
                                                             -----------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ...........................         0.06           0.11       (0.05)       (0.02)        (0.01)

 Net realized and unrealized gains (losses) ................         0.14           0.40        0.58         0.05          0.15
                                                             -----------------------------------------------------------------------
Total from investment operations ...........................         0.20           0.51        0.53         0.03          0.14
                                                             -----------------------------------------------------------------------
Less distributions from net investment income ..............        (0.12)            --          --           --            --
                                                             -----------------------------------------------------------------------
Redemption fees ............................................           --(c)          --(c)       --           --            --
                                                             -----------------------------------------------------------------------
Net asset value, end of period .............................     $  11.29       $  11.21     $ 10.70     $  10.17       $ 10.14
                                                             -----------------------------------------------------------------------

Total return(b) ............................................         1.74%          4.77%       5.21%        0.30%         1.40%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................     $105,161       $113,850     $93,194     $109,790       $32,235

Ratios to average net assets:*

 Expenses ..................................................         1.61%(d)       1.52%       2.87%        2.83%         5.26%(d)

 Expenses net of waiver and payments by affiliate ..........         1.61%(d)       1.33%       2.87%        2.59%         2.38%(d)

 Net investment income (loss) ..............................         0.97%(d)       0.98%      (0.50)%      (0.21)%       (0.45)%(d)

Portfolio turnover rate ....................................        30.20%         74.62%     175.68%      196.67%        15.76%

Portfolio turnover rate excluding short sales ..............        55.94%        200.64%     471.22%      572.56%       249.61%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ..................................................         1.23%(d)       1.30%       2.46%        2.63%         5.25%(d)

 Expenses net of waiver and payments by affiliate ..........         1.23%(d)       1.11%       2.46%        2.39%         2.37%(d)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period July 31, 2001 (commencement of operations) to October 31,
      2001.


14 | See notes to financial statements. | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON GLOBAL LONG-SHORT FUND

                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS ENDED
                                                            APRIL 30, 2005                    YEAR ENDED OCTOBER 31,
CLASS B                                                        (UNAUDITED)         2004         2003         2002          2001(e)
                                                           -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................     $ 10.98        $ 10.55      $ 10.10      $ 10.13       $ 10.00
                                                           -------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a) ...........................        0.02           0.03        (0.12)       (0.09)        --(f)

 Net realized and unrealized gains (losses) ................        0.14           0.40         0.57         0.06          0.13
                                                           -------------------------------------------------------------------------
Total from investment operations ...........................        0.16           0.43         0.45        (0.03)         0.13
                                                           -------------------------------------------------------------------------
Less distributions from net investment income ..............       (0.02)            --           --           --            --
                                                           -------------------------------------------------------------------------
Redemption fees ............................................          --(c)          --(c)        --           --            --
                                                           -------------------------------------------------------------------------
Net asset value, end of period .............................     $ 11.12        $ 10.98      $ 10.55      $ 10.10       $ 10.13
                                                           -------------------------------------------------------------------------

Total return(b) ............................................        1.48%          4.08%        4.55%       (0.30)%        1.30%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................     $42,503        $44,202      $46,270      $50,190       $10,489

Ratios to average net assets:*

 Expenses ..................................................        2.27%(d)       2.19%        3.57%        3.49%         5.55%(d)

 Expenses net of waiver and payments by affiliate ..........        2.27%(d)       2.00%        3.57%        3.25%         2.67%(d)

 Net investment income (loss) ..............................        0.31%(d)       0.31%       (1.20)%      (0.87)%       (0.13)%(d)

Portfolio tunrnover rate ...................................       30.20%         74.62%      175.68%      196.67%        15.76%

Portfolio turnover rate excluding short sales ..............       55.94%        200.64%      471.22%      572.56%       249.61%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ..................................................        1.89%(d)       1.97%        3.16%        3.29%         5.54%(d)

 Expenses net of waiver and payments by affiliate ..........        1.89%(d)       1.78%        3.16%        3.05%         2.66%(d)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period July 31, 2001 (commencement of operations) to October 31,
      2001.

(f)   Actual net investment loss per share was $(0.003).


                     Semiannual Report | See notes to financial statements. | 15

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON GLOBAL LONG-SHORT FUND

                                                                                               -----------------------------------
                                                                                                SIX MONTHS ENDED     YEAR ENDED
                                                                                                 APRIL 30, 2005      OCTOBER 31,
ADVISOR CLASS                                                                                      (UNAUDITED)         2004(e)
                                                                                               -----------------------------------
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................................               $11.22          $ 10.89
                                                                                               -----------------------------------
Income from investment operations:
 Net investment income(a) .............................................................                 0.10             0.03
 Net realized and unrealized gains (losses) ...........................................                 0.12             0.30
                                                                                               -----------------------------------
Total from investment operations ......................................................                 0.22             0.33
                                                                                               -----------------------------------
Less distributions from net investment income .........................................                (0.16)              --
                                                                                               -----------------------------------
Redemption fees .......................................................................                   --(c)            --(c)
                                                                                               -----------------------------------
Net asset value, end of period ........................................................               $11.28          $ 11.22
                                                                                               -----------------------------------

Total return(b) .......................................................................                 1.94%            3.03%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................................................               $9,680          $   366

Ratios to average net assets:

 Expenses .............................................................................                 1.28%(d)         1.20%(d)

 Expenses net of waiver and payments by affiliate .....................................                 1.28%(d)         1.01%(d)

 Net investment income ................................................................                 1.30%(d)         1.30%(d)

Portfolio turnover rate ...............................................................                30.20%           74.62%

Portfolio turnover rate excluding short sales .........................................                55.94%          200.64%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses .............................................................................                 0.90%(d)         0.98%(d)

 Expenses net of waiver and payments by affiliate .....................................                 0.90%(d)         0.79%(d)

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e) For the period August 2, 2004 (commencement of operations) to October 31, 2004.


16 | See notes to financial statements. | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2005 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
   TEMPLETON GLOBAL LONG-SHORT FUND                                         INDUSTRY                         SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 83.6%
   AUSTRALIA 1.9%
   Alumina Ltd. .........................................                Metals & Mining                     350,620   $  1,567,967
   Qantas Airways Ltd. ..................................                    Airlines                        577,852      1,452,173
                                                                                                                       -------------
                                                                                                                          3,020,140
                                                                                                                       -------------
   CANADA 4.4%
   Alcan Inc. ...........................................                Metals & Mining                      41,066      1,331,077
   Barrick Gold Corp. ...................................                Metals & Mining                      99,475      2,220,282
   CAE Inc. .............................................              Aerospace & Defense                   378,808      1,784,573
   MDS Inc. .............................................        Health Care Providers & Services            115,610      1,617,392
                                                                                                                       -------------
                                                                                                                          6,953,324
                                                                                                                       -------------
   CHINA 0.8%
   China Pharmaceutical Enterprise & Investment
     Corp. Ltd. .........................................                Pharmaceuticals                   2,670,000        561,853
   Weiqiao Textile Co. Ltd. .............................        Textiles Apparel & Luxury Goods             545,000        716,783
                                                                                                                       -------------
                                                                                                                          1,278,636
                                                                                                                       -------------
   FINLAND 1.0%
   Stora Enso OYJ, R ....................................            Paper & Forest Products                 114,500      1,513,615
                                                                                                                       -------------
   HONG KONG 4.9%
   Cheung Kong Holdings Ltd. ............................                  Real Estate                       367,000      3,461,154
   Fountain Set Holdings Ltd. ...........................        Textiles Apparel & Luxury Goods           2,457,000      1,465,972
   Giordano International Ltd. ..........................                Specialty Retail                  1,746,000      1,209,777
   Texwinca Holdings Ltd. ...............................        Textiles Apparel & Luxury Goods           1,956,000      1,631,359
                                                                                                                       -------------
                                                                                                                          7,768,262
                                                                                                                       -------------
   INDIA 1.0%
   Satyam Computers Services Ltd. .......................                  IT Services                       169,090      1,554,826
                                                                                                                       -------------
   ISRAEL 0.7%
(a)Check Point Software Technologies Ltd. ...............                    Software                         52,986      1,110,057
                                                                                                                       -------------
   ITALY 1.6%
   Eni SpA ..............................................          Oil, Gas & Consumable Fuels               103,098      2,587,829
                                                                                                                       -------------
   JAPAN 8.6%
   Fuji Photo Film Co. Ltd. .............................          Leisure Equipment & Products               67,200      2,221,858
   Konica Minolta Holdings Ltd. .........................               Office Electronics                    73,000        703,916
   Mabuchi Motor Co. Ltd. ...............................       Electronic Equipment & Instruments            26,200      1,572,749
   Nomura Holdings Inc. .................................                Capital Markets                      57,000        727,232
   Olympus Corp. ........................................        Health Care Equipment & Supplies            112,000      2,267,747
   Sohgo Security Services Co. Ltd. .....................         Commercial Services & Supplies             151,700      2,194,193
   Sony Corp. ...........................................               Household Durables                    53,100      1,983,344
   Takeda Pharmaceutical Co. Ltd. .......................                Pharmaceuticals                      36,800      1,791,787
                                                                                                                       -------------
                                                                                                                         13,462,826
                                                                                                                       -------------
   MEXICO 0.8%
   Telefonos de Mexico SA de CV (Telmex), L, ADR ........     Diversified Telecommunication Services          34,987      1,186,059
                                                                                                                       -------------
   NETHERLANDS 1.2%
   VNU NV ...............................................                      Media                          68,870      1,928,045
                                                                                                                       -------------


                                                          Semiannual Report | 17

FRANKLIN TEMPLETON INTERNATIONAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
   TEMPLETON GLOBAL LONG-SHORT FUND                                         INDUSTRY                         SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   NORWAY 1.2%
   Telenor ASA ..........................................      Diversified Telecommunication Services        228,840   $  1,901,266
   Telenor ASA, 144A ....................................      Diversified Telecommunication Services          1,810         15,038
                                                                                                                       -------------
                                                                                                                          1,916,304
                                                                                                                       -------------
   PORTUGAL 0.7%
(a)Portugal Telecom SGPS SA .............................      Diversified Telecommunication Services        103,330      1,129,987
                                                                                                                       -------------
   SINGAPORE 0.7%
   DBS Group Holdings Ltd. ..............................                 Commercial Banks                   118,000      1,030,190
                                                                                                                       -------------
   SOUTH AFRICA 0.7%
   AngloGold Ashanti Ltd., ADR ..........................                  Metals & Mining                    34,441      1,094,535
                                                                                                                       -------------
   SOUTH KOREA 7.6%
   Bank of Pusan ........................................                 Commercial Banks                   103,280        797,569
   Halla Climate Control Co. Ltd. .......................                  Auto Components                   191,620      1,614,289
   Hana Bank ............................................                 Commercial Banks                    42,550      1,071,111
   Hana Bank, 144A ......................................                 Commercial Banks                    32,000        805,536
   KT Corp., ADR ........................................      Diversified Telecommunication Services         79,194      1,598,927
   LG Electronics Inc. ..................................                Household Durables                   23,230      1,549,288
   Samsung Electronics Co. Ltd. .........................     Semiconductors & Semiconductor Equipment         3,870      1,754,328
   Shinhan Financial Group Co. Ltd. .....................                 Commercial Banks                    43,780      1,130,614
   SK Telecom Co. Ltd. ..................................        Wireless Telecommunication Services          10,490      1,720,103
                                                                                                                       -------------
                                                                                                                         12,041,765
                                                                                                                       -------------
   SPAIN 0.6%
   Repsol YPF SA ........................................            Oil, Gas & Consumable Fuels              37,310        942,266
                                                                                                                       -------------
   SWEDEN 1.0%
   Securitas AB, B ......................................          Commercial Services & Supplies             99,300      1,584,087
                                                                                                                       -------------
   SWITZERLAND 1.0%
   Nestle SA ............................................                   Food Products                      6,020      1,575,008
                                                                                                                       -------------
   TAIWAN 3.9%
   Chunghwa Telecom Co. Ltd., ADR .......................      Diversified Telecommunication Services         58,370      1,183,160
   Compal Electronics Inc., GDR, Reg S ..................              Computers & Peripherals               235,700      1,103,076
   D-Link Corp. .........................................             Communications Equipment             1,333,000      1,629,981
   Giant Manufacturing Co. ..............................           Leisure Equipment & Products             665,000      1,085,627
(a)Taiwan Green Point Enterprises Co. Ltd. ..............             Communications Equipment               306,000      1,062,772
                                                                                                                       -------------
                                                                                                                          6,064,616
                                                                                                                       -------------
   THAILAND 0.1%
   BEC World Public Co. Ltd., fgn .......................                       Media                        615,200        215,230
                                                                                                                       -------------
   UNITED KINGDOM 17.3%
   BAE Systems PLC ......................................                Aerospace & Defense                 622,870      3,030,990
   BHP Billiton PLC .....................................                  Metals & Mining                   113,970      1,388,394
   Boots Group PLC ......................................             Food & Staples Retailing               137,600      1,576,574
   BP PLC ...............................................            Oil, Gas & Consumable Fuels             280,500      2,855,588
   British Sky Broadcasting Group PLC ...................                       Media                        304,179      3,131,442
   Compass Group PLC ....................................           Hotels Restaurants & Leisure             693,500      3,083,824
   GlaxoSmithKline PLC ..................................                  Pharmaceuticals                   117,980      2,950,962


18 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
       TEMPLETON GLOBAL LONG-SHORT FUND                                   INDUSTRY                         SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS (CONT.)
       UNITED KINGDOM (CONT.)
       Pearson PLC ......................................                   Media                            186,707   $  2,260,246
       Shell Transport & Trading Co. PLC ................        Oil, Gas & Consumable Fuels                 323,744      2,897,735
       Smiths Group PLC .................................         Industrial Conglomerates                   154,860      2,527,170
                                                                 Wireless Telecommunication
       Vodafone Group PLC ...............................                 Services                           568,713      1,477,240
                                                                                                                       -------------
                                                                                                                         27,180,165
                                                                                                                       -------------
       UNITED STATES 21.9%
    (b)American Italian Pasta Co., A ....................               Food Products                         82,310      1,947,454
    (b)AmerisourceBergen Corp. ..........................     Health Care Providers & Services                19,110      1,171,061
(a),(b)BEA Systems Inc. .................................                 Software                           199,670      1,377,723
(a),(b)BMC Software Inc. ................................                 Software                           108,558      1,758,639
     b Bristol-Myers Squibb Co. .........................              Pharmaceuticals                       102,180      2,656,680
(a),(b)Cadence Design Systems Inc. ......................                 Software                            88,070      1,232,980
(a),(b)Convergys Corp. ..................................                IT Services                         107,510      1,393,330
(a),(b)DIRECTV Group Inc. ...............................                   Media                            172,290      2,432,735
    (b)El Paso Corp. ....................................        Oil, Gas & Consumable Fuels                 150,370      1,502,196
    (b)Fannie Mae .......................................             Consumer Finance                        30,220      1,630,369
    (b)Lockheed Martin Corp. ............................            Aerospace & Defense                      36,200      2,206,390
(a),(b)Maxtor Corp. .....................................          Computers & Peripherals                   299,800      1,454,030
    (b)Merck & Co. Inc. .................................              Pharmaceuticals                        39,110      1,325,829
(a),(b)Office Depot Inc. ................................             Specialty Retail                        69,900      1,368,642
    (b)Pfizer Inc. ......................................              Pharmaceuticals                        70,760      1,922,549
    (b)Raytheon Co. .....................................            Aerospace & Defense                      94,000      3,535,340
(a),(b)Seagate Technology ...............................          Computers & Peripherals                    55,810        981,140
(a),(b)Sharper Image Corp. ..............................             Specialty Retail                       154,230      2,065,140
(a),(b)Tenet Healthcare Corp. ...........................     Health Care Providers & Services                95,110      1,138,467
    (b)Willis Group Holdings Ltd. .......................                 Insurance                           39,240      1,312,578
                                                                                                                       -------------
                                                                                                                         34,413,272
                                                                                                                       -------------
       TOTAL COMMON STOCKS (COST $121,041,699) ...........                                                              131,551,044
                                                                                                                       -------------

                                                                                                        ----------------
                                                                                                        PRINCIPAL AMOUNT
                                                                                                        ----------------
       SHORT TERM INVESTMENTS 11.0%
       UNITED STATES 11.0%
       Dresdner Bank AG, 2.99%, 5/02/05, Time Deposit .......................                          $   6,255,000      6,255,000
   (c) U.S. Treasury Bill, 7/28/05 .........................................                              11,070,000     10,995,333
                                                                                                                       -------------
       TOTAL SHORT TERM INVESTMENTS (COST $17,247,372) ......................                                            17,250,333
                                                                                                                       -------------
       TOTAL INVESTMENTS (COST $138,289,071) 94.6% ..........................                                           148,801,377
       SECURITIES SOLD SHORT (20.1)% ........................................                                           (31,609,401)
       OTHER ASSETS, LESS LIABILITIES 25.5% .................................                                            40,151,696
                                                                                                                       -------------
       NET ASSETS 100.0% ....................................................                                          $157,343,672
                                                                                                                       -------------


                                                          Semiannual Report | 19

FRANKLIN TEMPLETON INTERNATIONAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
       TEMPLETON GLOBAL LONG-SHORT FUND                                   INDUSTRY                         SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
       SECURITIES SOLD SHORT 20.1%
       ISSUER
       AUSTRALIA 2.1%
    (d)IShares MSCI Australia Index Fund ....................        Diversified Financial Services          190,340    $ 3,209,132
                                                                                                                        ------------
       NETHERLANDS 2.4%
    (d)Heineken NV ..........................................                   Beverages                     58,610      1,853,454
    (d)European Aeronautic Defense & Space Co. ..............              Aerospace & Defense                67,730      1,913,557
                                                                                                                        ------------
                                                                                                                          3,767,011
                                                                                                                        ------------
       SOUTH KOREA 2.6%
    (d)IShares MSCI South Korea Index Fund ..................        Diversified Financial Services          134,370      4,143,971
                                                                                                                        ------------
       SWITZERLAND 1.2%
                                                                      Diversified Telecommunication
    (d)Swisscom AG ..........................................                   Services                       5,670      1,950,270
                                                                                                                        ------------
       UNITED KINGDOM 1.2%
    (d)Northern Rock PLC ....................................          Thrifts & Mortgage Finance            134,460      1,907,161
                                                                                                                        ------------
       UNITED STATES 10.6%
    (d)Golden West Financial Corp. ..........................          Thrifts & Mortgage Finance             19,890      1,239,744
    (d)Northrop Grumman Corp. ...............................              Aerospace & Defense                15,140        830,278
    (d)Kohl's Corp. .........................................               Multiline Retail                  31,760      1,511,776
    (d)MGM Mirage Inc. ......................................         Hotels Restaurants & Leisure             5,390        376,276
    (d)Providian Financial Corp. ............................               Consumer Finance                  68,470      1,141,395
    (d)Chubb Corp. ..........................................                   Insurance                     11,950        977,271
    (d)Dillards Inc., A .....................................               Multiline Retail                  42,890        998,050
(a),(d)Oracle Corp. .........................................                   Software                     158,290      1,829,832
    (d)Energy Select Sector SPDR Fund .......................        Diversified Financial Services           92,480      3,750,064
    (d)S&P 500 Depository Receipt ...........................        Diversified Financial Services           34,360      3,977,170
                                                                                                                        ------------
                                                                                                                         16,631,856
                                                                                                                        ------------
      TOTAL SECURITIES SOLD SHORT (PROCEEDS $30,629,778) ....                                                           $31,609,401
                                                                                                                        ------------

SELECTED PORTFOLIO ABBREVIATIONS:

ADR - American Depository Receipt
GDR - Global Depository Receipt
PLC - Public Limited Co.
SPDR - S&P Depository Receipt

(a)   Non-income producing.

(b) See Note 1(e) regarding securities segregated with broker for securities sold short.

(c) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(d)   See Note 1(e) regarding securities sold short.


20 | See notes to financial statements. | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005 (unaudited)

                                                                                               ----------------
                                                                                               TEMPLETON GLOBAL
                                                                                                LONG-SHORT FUND
                                                                                               ----------------
Assets:
 Investments in securities:
   Cost ............................................................................              $138,289,071
                                                                                               ================
   Value ...........................................................................              $148,801,377
 Cash ..............................................................................                    12,604
 Foreign currency, at value (cost $39,207) .........................................                    28,706
 Receivables:
   Capital shares sold .............................................................                   311,246
   Dividends and interest ..........................................................                   303,434
 Cash on deposit with brokers for securities sold short ............................                40,182,894
                                                                                               ----------------
       Total assets ................................................................               189,640,261
                                                                                               ----------------
Liabilities:
 Payables:
   Investment securities purchased .................................................                   227,959
   Capital shares redeemed .........................................................                   246,598
 Affiliates ........................................................................                   176,912
 Securities sold short, at value (proceeds $30,629,778) ............................                31,609,401
 Other liabilities .................................................................                    35,719
                                                                                               ----------------
       Total liabilities ...........................................................                32,296,589
                                                                                               ----------------
          Net assets, at value .....................................................              $157,343,672
                                                                                               ================
Net assets consist of:
 Undistributed net investment income ...............................................              $    596,806
 Net unrealized appreciation (depreciation) ........................................                 9,527,824
 Accumulated net realized gain (loss) ..............................................                 2,512,967
 Paid-in capital ...................................................................               144,706,075
                                                                                                  -------------
          Net assets, at value .....................................................              $157,343,672
                                                                                               ================
CLASS A:
 Net assets, at value ..............................................................              $105,160,707
                                                                                               ================
 Shares outstanding ................................................................                 9,312,951
                                                                                               ================
 Net asset value per share(a) ......................................................              $      11.29
                                                                                               ================
 Maximum offering price per share (net asset value per share / 94.25%) .............              $      11.98
                                                                                               ================
CLASS B:
 Net assets, at value ..............................................................              $ 42,503,034
                                                                                               ================
 Shares outstanding ................................................................                 3,823,274
                                                                                               ================
 Net asset value and maximum offering price per sharea .............................              $      11.12
                                                                                               ================
ADVISOR CLASS:
 Net assets, at value ..............................................................              $  9,679,931
                                                                                               ================
 Shares outstanding ................................................................                   858,396
                                                                                               ================
 Net asset value and maximum offering price per sharea .............................              $      11.28
                                                                                               ================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 21

FRANKLIN TEMPLETON INTERNATIONAL TRUST

STATEMENT OF OPERATIONS
for the six months ended April 30, 2005 (unaudited)

                                                                                               ----------------
                                                                                               TEMPLETON GLOBAL
                                                                                               LONG-SHORT FUND
                                                                                               ----------------
Investment income:
 Dividends (net of foreign taxes of $94,089) ........................................             $ 1,234,717
 Interest ...........................................................................                 815,316
 Other income (Note 7) ..............................................................                     124
                                                                                               ----------------
        Total investment income .....................................................               2,050,157
                                                                                               ----------------
Expenses:
 Management fees (Note 3) ...........................................................                 410,213
 Administrative fees (Note 3) .......................................................                 159,396
 Distribution fees (Note 3)
  Class A ...........................................................................                 182,316
  Class B ...........................................................................                 218,036
 Transfer agent fees (Note 3) .......................................................                  87,600
 Custodian fees (Note 4) ............................................................                  14,845
 Reports to shareholders ............................................................                   6,600
 Registration and filing fees .......................................................                  15,402
 Professional fees ..................................................................                  17,700
 Trustees' fees and expenses ........................................................                   2,700
 Dividends on securities sold short .................................................                 302,382
 Other ..............................................................................                   3,100
                                                                                               ----------------
        Total expenses ..............................................................               1,420,290
        Expense reductions (Note 4) .................................................                  (4,174)
                                                                                               ----------------
           Net expenses .............................................................               1,416,116
                                                                                               ----------------
              Net investment income .................................................                 634,041
                                                                                               ----------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .......................................................................               5,031,398
  Foreign currency transactions .....................................................                  (1,316)
  Securities sold short .............................................................              (1,473,737)
                                                                                               ----------------
        Net realized gain (loss) ....................................................               3,556,345
                                                                                               ----------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .......................................................................              (1,480,167)
  Translation of assets and liabilities denominated in foreign currencies ...........                 (23,097)
                                                                                               ----------------
          Net change in unrealized appreciation (depreciation) ......................              (1,503,264)
                                                                                               ----------------
Net realized and unrealized gain (loss) .............................................               2,053,081
                                                                                               ----------------
Net increase (decrease) in net assets resulting from operations .....................             $ 2,687,122
                                                                                               ================


22 | See notes to financial statements. | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended April 30, 2005 (unaudited) and the year ended October 31, 2004

                                                                                                  ----------------------------------
                                                                                                   TEMPLETON GLOBAL LONG-SHORT FUND
                                                                                                  ----------------------------------
                                                                                                  SIX MONTHS ENDED     YEAR ENDED
                                                                                                   APRIL 30, 2005   OCTOBER 31, 2004
                                                                                                  ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................................................................    $     634,041     $   1,195,445
  Net realized gain (loss) from investments, securities sold short, and foreign
    currency transactions ......................................................................        3,556,345         8,581,882
  Net change in unrealized appreciation (depreciation) on investments, translation of assets and
    liabilities denominated in foreign currencies, and deferred taxes ..........................       (1,503,264)       (3,711,391)
                                                                                                  ----------------------------------
        Net increase (decrease) in net assets resulting from operations ........................        2,687,122         6,065,936
                                                                                                  ----------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ....................................................................................       (1,109,638)               --
    Class B ....................................................................................          (90,589)               --
    Advisor Class ..............................................................................           (9,648)               --
                                                                                                  ----------------------------------
 Total distributions to shareholders ...........................................................       (1,209,875)               --
                                                                                                  ----------------------------------
 Capital share transactions (Note 2):
    Class A ....................................................................................       (9,750,846)       16,387,405
    Class B ....................................................................................       (2,260,687)       (3,863,454)
    Advisor Class ..............................................................................        9,459,763           364,067
                                                                                                  ----------------------------------
 Total capital share transactions ..............................................................       (2,551,770)       12,888,018
                                                                                                  ----------------------------------
 Redemption fees ...............................................................................              260                17
                                                                                                  ----------------------------------
        Net increase (decrease) in net assets ..................................................       (1,074,263)       18,953,971
Net assets:
 Beginning of period ...........................................................................      158,417,935       139,463,964
                                                                                                  ----------------------------------
 End of period .................................................................................    $ 157,343,672     $ 158,417,935
                                                                                                  ==================================
Undistributed net investment income included in net assets:
 End of period .................................................................................    $     596,806     $   1,172,640
                                                                                                  ==================================


                     Semiannual Report | See notes to financial statements. | 23

FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Long-Short Fund (the Fund) is a separate, diversified series of Franklin Templeton International Trust (the Trust), consisting of two separate series. The Trust is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining fund in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


24 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.


                                                          Semiannual Report | 25

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

F. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.


26 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to the Fund on a specific identification basis.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


                                                          Semiannual Report | 27

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON GLOBAL LONG-SHORT FUND

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class B and Advisor class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At April 30, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                 -----------------------------------------------------------------
                                                       SIX MONTHS ENDED                       YEAR ENDED
                                                        APRIL 30, 2005                     OCTOBER 31, 2004
                                                 -----------------------------------------------------------------
                                                    SHARES           AMOUNT           SHARES             AMOUNT
                                                 -----------------------------------------------------------------
CLASS A SHARES:
 Shares sold ...............................      1,448,916      $ 16,622,199        4,203,049       $ 46,950,944
 Shares issued in reinvestment of
     distributions .........................         63,183           716,502               --                 --
 Shares redeemed ...........................     (2,354,653)      (27,089,547)      (2,756,426)       (30,563,539)
                                                 -----------------------------------------------------------------
 Net increase (decrease) ...................       (842,554)     $ (9,750,846)       1,446,623       $ 16,387,405
                                                 =================================================================
CLASS B SHARES:
 Shares sold ...............................        197,007      $  2,236,783          476,397       $  5,249,356
 Shares issued in reinvestment of
     distributions .........................          6,210            69,551               --                 --
 Shares redeemed ...........................       (404,310)       (4,567,021)        (835,885)        (9,112,810)
                                                 -----------------------------------------------------------------
 Net increase (decrease) ...................       (201,093)     $ (2,260,687)        (359,488)      $ (3,863,454)
                                                 =================================================================
ADVISOR CLASS A:
 Shares sold ...............................        826,659      $  9,469,782           32,626       $    364,067
 Shares issued in reinvestment of
     distributions .........................             55               621               --                 --
 Shares redeemed ...........................           (944)          (10,640)              --                 --
                                                 -----------------------------------------------------------------
 Net increase (decrease) ...................        825,770      $  9,459,763           32,626       $    364,067
                                                 =================================================================

(a) For the period August 2, 2004 (commencement of operations) to October 31, 2004.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------------------
SUBSIDIARY                                                             AFFILIATION
----------------------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                                      Investment manager
Templeton Global Advisors Limited (TGAL)                               Investment manager
Franklin Templeton Services LLC (FT Services)                          Administrative manager
Franklin Templeton Distributors Inc. (Distributors)                    Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)           Transfer agent


28| Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON GLOBAL LONG-SHORT FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays Advisers an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its benchmark, the Morgan Stanley Capital International World Index, (the "Fund performance differential"), over the preceding twelve-month period (the performance period). A performance adjustment is applicable if the Fund performance differential exceeds 2.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 2.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year.

Under a subadvisory agreement, TGAL, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the Fund's average daily net assets.

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class A and Class B shares, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                                                          Semiannual Report | 29

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON GLOBAL LONG-SHORT FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received .........................................   $20,508
Contingent deferred sales charges retained .........................   $68,988

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $87,600, of which $54,710 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At October 31, 2004, the Fund had tax basis capital losses of $878,061, which may be carried over to offset future capital gains. Such losses expire in 2011.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, amortization of organization costs, and dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and dividends on securities sold short.

At April 30, 2005, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

Cost of investments .....................................         $ 138,409,842
                                                                  ==============
Unrealized appreciation .................................         $  15,216,215
Unrealized depreciation .................................            (4,824,680)
                                                                  --------------
Net unrealized appreciation (depreciation) ..............         $  10,391,535
                                                                  ==============


30 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON GLOBAL LONG-SHORT FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the period ended April 30, 2005 aggregated $99,967,740 and $59,173,113, respectively.

7. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.


                                                          Semiannual Report | 31

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON GLOBAL LONG-SHORT FUND

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.


32 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

TEMPLETON GLOBAL LONG-SHORT FUND

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                          Semiannual Report | 33

FRANKLIN TEMPLETON INTERNATIONAL TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held February 28, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of the two separate funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such reports were a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for the Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin


34 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. The following summarizes the performance results for the Fund and the Board's view of such performance.

TEMPLETON GLOBAL LONG-SHORT FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional global multi-cap core funds as selected by Lipper. The Fund has been in existence for only a three year period and the Lipper report showed its total return for the previous one and two year periods to be in the fifth or lowest quintile of such performance universe, and for the previous three year period, to be in the first or highest quintile of such


                                                          Semiannual Report | 35

FRANKLIN TEMPLETON INTERNATIONAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

performance universe. In discussing this performance, management expressed its view that the Lipper performance universe is not an appropriate comparison group because it is made up primarily of "long only" funds and that the Fund's short positions detracted from comparative returns within such universe in the rising global equity market of recent years and added to comparative returns within such universe in the falling global equity market during the first year of its operation. Management further stated that the Fund's performance during the one year period had slightly outperformed the only other hedged equity fund listed in its performance universe. The Board found the Fund's performance to be acceptable noting its relatively short period of existence and that it had an annualized positive return exceeding 5% during its three year period as shown in such report.

COMPARATIVE EXPENSES. Consideration was given to the management fee total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under each Lipper report for each Fund. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The effective management fee rate for the Templeton Global Long-Short Fund as shown by Lipper excludes adjustments reflecting the performance element of its investment advisory contract and on such basis was in the highest in its expense group. This Fund's total expenses, however, were the lowest in its expense group. While realizing that other factors such as the Manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fees and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold Fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology


36 | Semiannual Report

FRANKLIN TEMPLETON INTERNATIONAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Templeton Global Long-Short Fund has a base 1.5% management fee subject to adjustment based on performance. In view of that Fund's asset size of approximately $163 million on December 31, 2004, and the actual level of its fee, the Board did not believe that management was benefiting from any meaningful economies of scale in its management of the Templeton Global Long-Short Fund.


                                                          Semiannual Report | 37

FRANKLIN TEMPLETON INTERNATIONAL TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


38 | Semiannual Report

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

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

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7)   Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05                                          Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GLOBAL
LONG-SHORT FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

SUB-ADVISOR

Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

467 S2005 06/05


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. Lahaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   June 20, 2005


By /s/Galen G. Vetter
   -------------------
      Galen G. Vetter
      Chief Financial Officer
Date    June 20, 2005